UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05796

FFTW Funds, Inc.
(Exact name of registrant as specified in charter)

200 Park Avenue, 46th Floor, New York, NY	10166
(Address of principal executive offices)	(Zip code)

Philippe Lespinard
President and Chief Executive Officer
200 Park Avenue, 46th Floor, New York, NY 10166
(Name and address of agent for service)

with a copy to:
Jon Rand, Esq.
Dechert LLP
30 Rockefeller Plaza
New York, NY 10112-2200

Registrant's telephone number, including area code:	(212) 681-3000

Date of fiscal year end:	12/31/2007

Date of reporting period:	12/31/2007

Item 1. Reports to Stockholders.

FFTW FUNDS, INC.

Annual Report
December 31, 2007

200 PARK AVENUE NEW YORK, NY 10166 TELEPHONE 212.681.3000 FACSIMILE 212.681.3250

FFTW Funds, Inc.

President’s Letter

February 29, 2008

Dear Shareholder,

We are pleased to present the Annual Report of FFTW Funds, Inc. (the “Funds”) for the year ended December 31, 2007.

2007 turned out to be a year of two halves, with the first half broadly in line with our expectations of continued global growth despite localized weak spots such as the U.S. housing market. While we expected that lower housing prices would expose weak underwriting standards, we were not prepared for the contagious nature of the crisis that began in the summer.

We have positioned our portfolios to avoid credit problems, and indeed we have had neither defaults nor downgrades in our holdings. However, the generalized aversion to assets secured on consumer, and later commercial, mortgages affected even our conservative short-term portfolios. Indeed, not only did prices slide to reflect the lack of demand, but there was hardly any liquidity had one wanted to sell assets. The Federal Reserve was quick to see the danger of this situation and has been bringing rates down quickly in order to restore confidence.

The perception that the U.S. financial sector was in a critical condition also caused the U.S. dollar to weaken, leading to strong returns for international bonds. Our currency and interest rate positions added value but were not enough to counter the markdown in foreign mortgages which suffered from the contagious nature of this crisis. The global money markets have been slowly returning to normal, and we expect that the opportunities created by the indiscriminate risk aversion of the last few months will bring strong returns despite lower interest rates.

On another note, we have been fortunate to find a partner in American Independence Financial Services (“AIFS”), with whom we have struck an alliance which we believe will bring benefits to our shareholders. In April, we expect FFTW Funds to be reorganized into the American Independence Funds Trust which will be advised by AIFS. AIFS will bring their management and distribution skills to our fixed income funds while we remain as the sub-advisor to the Funds. We hope that you will approve of this plan and that you will see the benefits of this partnership. Please feel free to contact Seth Weinstein at 212.681.3090 should you have any questions.

Sincerely,

Philippe J. Lespinard
President and Chief Executive Officer

There are risks associated with your investment in any Portfolio. Each FFTW Portfolio has certain associated risks. For further information about each Portfolio’s principal risk, please refer to the Fund’s prospectus, which can be obtained by visiting the Fund’s website at www.fftw.com.

This report must be accompanied or preceded by a prospectus. Mutual fund investing involves risks. Principal loss is possible.

FFTW Funds, Inc.

Table of Contents

U.S. Short-Term Portfolio	1

Limited Duration Portfolio	5

International Portfolio	11

U.S. Inflation-Indexed Portfolio	21

Global Inflation-Indexed Hedged Portfolio	26

Statements of Assets and Liabilities	33

Statements of Operations	36

Statements of Changes in Net Assets	39

Financial Highlights	42

Notes to Financial Statements	49

Report of Independent Registered Public Accounting Firm	63

Fund Expenses	64

Directors and Officers	66

FFTW Funds, Inc.

U.S. Short-Term Portfolio December 31, 2007

Portfolio Review (unaudited)

The fixed income markets experienced an unprecedented liquidity crisis during the summer of 2007. Troubles in the subprime mortgage loan sector migrated to the banking sector ultimately forcing central bank intervention in the capital markets. Leveraged investors, reacting to funding difficulties, were under pressure to liquidate large quantities of highly rated securities. Intermediaries, otherwise known as broker/dealers, became overwhelmed by the deluge of paper. Dealer balance sheets quickly exceeded their already limited capacity. Yield spreads widened as few buyers emerged. During this period, Treasuries were the best performing asset class as investors adopted a “flight to quality” strategy shunning riskier fixed income assets. Treasury prices surged sending two-year note yields below 3%.

In an effort to suppress overnight lending rates, central banks in the U.S. and Europe coordinated to inject liquidity into the banking system in the fourth quarter. The actions were followed by aggressive easing of policy rates by the Federal Open Market Committee to stimulate the economy. Currently, the yield curve is forecasting additional reductions in the Federal Funds Rate in the coming months. Volatility in the credit markets continues to raise the near-term risks in the financial sector. Broker/dealers, hedge funds, and Structured Investment Vehicles, have experienced significant losses and remain forced sellers of assets. While the embedded leverage in the financial markets has declined, it will likely be some time before the credit markets stabilize.

Given the challenges in the credit markets, the economic environment appears less stable. There are signs that the problems in the housing sector will spillover into other areas of the economy. While third quarter GDP growth was strong, fourth quarter growth is expected to decline significantly. On the inflation front, data continues to be suggestive of persistent pricing pressures as declines in the prices of core goods have been more than offset by increases in food and energy prices. Meanwhile, the labor market has softened with payroll growth falling and the unemployment rate climbing to 5%. Even a modest reduction in consumer spending would result in a significant drag on growth. The short-term direction of interest rates will likely be determined by the greater of the two evils.

The Portfolio’s return of 0.19%, net of fees, underperformed the 5.20% return of the Merrill Lynch 3-6 Month Treasury Index in 2007.

ATTRIBUTION:

Sector Allocation

Driven by the liquidity crisis in the second half of 2007, the asset-backed securities (ABS) market experienced negative performance versus comparable duration-matched Treasuries. Despite increasing absolute returns prompted by a flight to quality and Federal Reserve rate cuts, widening sector spreads within the ABS market and wider swap spreads led to underperformance in the ABS sector for the year.

Security Selection

Portfolio performance relative to the all U.S. Treasury benchmark was negatively impacted in 2007 by security selection within the ABS and Collateralized Mortgage Obligation universe.

Duration and Yield Curve

The Portfolio was short duration relative to the benchmark throughout the year. This short duration position underperformed during a U.S. Treasury driven “flight to quality.”

FFTW Funds, Inc.

U.S. Short-Term Portfolio (continued) December 31, 2007

Performance (unaudited)

U.S. Short-Term Portfolio seeks to attain a high level of total return as may be consistent with the preservation of capital and to maintain liquidity by investing primarily in high-quality fixed income securities with an average U.S. dollar-weighted duration of less than one year. U.S. Short-Term is not a money market fund, and its shares are not guaranteed by the U.S. Government.

Average Annual Total Return for the year ended December 31, 2007:
	One Year	Five Years	Ten Years
U.S. Short-Term Portfolio	0.19%	2.37%	3.43%
Merrill Lynch 3-6 Month Treasury Index	5.20%	3.08%	3.90%

Performance data reflect an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 888.367.3389 or visiting www.fftw.com. The Merrill Lynch 3-6 Month Treasury Index is an unmanaged index that tracks the performance of U.S. Treasury Bills with maturities ranging from approximately 91 to 182 days. One cannot invest directly in an index. U.S. Treasuries are debt obligations of the U.S. Government that are backed by its full faith and credit; their principal and interest payments are guaranteed while the Portfolio offers no such guarantee. Sector allocations are subject to change at any time and are not recommendations to buy or sell in any sectors.

Mutual fund investing involves risk. The Portfolio concentrates more than 25% of its assets in the banking and finance industries which would mean a greater exposure to certain risks associated with these industries.

FFTW Funds, Inc.

U.S. Short-Term Portfolio (continued) December 31, 2007

Schedule of Investments

	Coupon	Maturity
	Rate	Date	Quantity	Value°
Asset-Backed Securities -- 10.2%
Chase Funding Mortgage Loan Asset-Backed Certificates,
Ser. 2003-1, Class 2M1 (FRN)	5.840%	9/25/2032	$826,118	$778,368
Ser. 2003-5, Class 2M1 (FRN)	5.465%	5/25/2033	818,280	688,630
				1,466,998

Total Asset-Backed Securities (Cost - $1,648,270)				1,466,998

Collateralized Mortgage Obligations (CMO) -- 53.3%
CMO Floater - FHLMC -- 5.3%
FHLMC, Ser. 2071, Class F (FRN)	5.528%	7/15/2028	753,934	759,723

CMO Floater - FNMA -- 14.0%
FNMA, Ser. 2004-60, Class FA (FRN)	5.265%	8/25/2024	2,012,613	2,017,878

CMO Floater - GNMA -- 19.2%
GNMA, Ser. 2002-87, Class FV (FRN)	5.399%	5/20/2014	2,764,830	2,772,598

CMO Floater - Other -- 14.8%
Residential Asset Securitization Trust,
Ser. 2006-A1, Class 1A6 (FRN)	5.365%	4/25/2036	1,888,100	1,755,885
Washington Mutual, Ser. 2004-AR10, Class A1C (FRN)	5.313%	7/25/2044	404,851	385,807
				2,141,692

Total Collateralized Mortgage Obligations (Cost - $7,864,551)				7,691,891

Short-Term Securities -- 36.8%
Time Deposits -- 11.5%
State Street Corp.	3.750%	1/2/2008	345,000	345,000
Rabobank USA Financial Corporation	3.480%	1/2/2008	500,000	499,903
Société Générale	3.600%	1/2/2008	500,000	499,900
UBS Finance	3.000%	1/2/2008	315,000	314,948
				1,659,751

U.S. Government Obligations -- 25.3%
FHLB Discount Note‡	3.805%	1/7/2008	3,000,000	2,997,813
FNMA Discount Note‡	4.370%	1/7/2008	660,000	659,132
				3,656,945

Total Short-Term Securities (Cost - $5,316,695)				5,316,696

Total Investments (Cost - $14,829,516) -- 100.3%				14,475,585
Liabilities in Excess of Other Assets -- (0.3%)				(43,852)
Net Assets – 100.0%				$14,431,733

See Notes to Financial Statements

FFTW Funds, Inc.

U.S. Short-Term Portfolio (continued) December 31, 2007

Schedule of Investments (continued)

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2007 were as follows:

Unrealized Appreciation	Unrealized Depreciation	Net	Tax Cost
$832	($354,763)	($353,931)	$14,829,516

Credit Default Swap Contract -- (5.5%)

Notional
Amount	Expiration Date	Pay	Receive	Market Value
$1,000,000	5/25/2046	1.33%	ABX 06-02 BBB Index	($795,100)

Summary of Abbreviations and Symbols
FHLB	Federal Home Loan Bank
FHLMC	Freddie Mac
FNMA	Fannie Mae
FRN	Floating Rate Note
GNMA	Ginnie Mae

°	See securities valuation policy in Note 2 to the Financial Statements.
‡	Interest rate shown represents yield to maturity at date of purchase.

Asset Class Summary
(shown as a percentage of net assets)
December 31, 2007

Classification	% of Net Assets
Asset-Backed Securities	10.2%
Collateralized Mortgage Obligations	53.3
Short-Term Securities	36.8
Credit Default Swap Contract	(5.5)
Other Assets in Excess of Other Liabilities	5.2
100.0%

See Notes to Financial Statements

FFTW Funds, Inc.

Limited Duration Portfolio December 31, 2007

Portfolio Review (unaudited)

The fixed income markets experienced an unprecedented liquidity crisis during the summer of 2007. Troubles in the subprime mortgage loan sector migrated to the banking sector ultimately forcing central bank intervention in the capital markets. Leveraged investors, reacting to funding difficulties, were under pressure to liquidate large quantities of highly rated securities. Intermediaries, otherwise known as broker/dealers, became overwhelmed by the deluge of paper. Dealer balance sheets quickly exceeded their already limited capacity. Yield spreads widened as few buyers emerged. During this period, Treasuries were the best performing asset class as investors adopted a “flight to quality” strategy shunning riskier fixed income assets. Treasury prices surged sending two-year note yields below 3%.

In an effort to suppress overnight lending rates, central banks in the U.S. and Europe coordinated to inject liquidity into the banking system in the fourth quarter. The actions were followed by aggressive easing of policy rates by the Federal Open Market Committee to stimulate the economy. Currently, the yield curve is forecasting additional reductions in the Federal Funds Rate in the coming months. Volatility in the credit markets continues to raise the near-term risks in the financial sector. Broker/dealers, hedge funds, and Structured Investment Vehicles, have experienced significant losses and remain forced sellers of assets. While the embedded leverage in the financial markets has declined, it will likely be some time before the credit markets stabilize.

Given the challenges in the credit markets, the economic environment appears less stable. There are signs that the problems in the housing sector will spillover into other areas of the economy. While third quarter GDP growth was strong, fourth quarter growth is expected to decline significantly. On the inflation front, data continues to be suggestive of persistent pricing pressures as declines in the prices of core goods have been more than offset by increases in food and energy prices. Meanwhile, the labor market has softened with payroll growth falling and the unemployment rate climbing to 5%. Even a modest reduction in consumer spending would result in a significant drag on growth. The short-term direction of interest rates will likely be determined by the greater of the two evils.

The Portfolio’s return of 5.66%, net of fees, underperformed the 7.32% return of the Merrill Lynch 1-3 Year Treasury Index in 2007.

ATTRIBUTION:

Sector Allocation

Driven by the liquidity crisis in the second half of 2007, the asset-backed securities (ABS) market experienced negative performance versus comparable duration-matched Treasuries. Despite increasing absolute returns prompted by a flight to quality and Federal Reserve rate cuts, widening sector spreads within the ABS market and wider swap spreads led to underperformance in the ABS sector for the year.

Security Selection

Portfolio performance relative to the all U.S. Treasury benchmark was negatively impacted in 2007 by security selection within the ABS and Collateralized Mortgage Obligation universe.

Duration and Yield Curve

The Portfolio was short duration relative to the benchmark throughout the year. This short duration position underperformed during a U.S. Treasury driven “flight to quality.”

FFTW Funds, Inc.

Limited Duration Portfolio (continued) December 31, 2007

Performance (unaudited)

Limited Duration Portfolio seeks to maintain a level of total return as may be consistent with the preservation of capital by investing primarily in high-quality debt securities with an average U.S. dollar-weighted duration of less than three years and by using interest rate hedging as a stabilizing technique.

Average Annual Total Return for the year ended December 31, 2007:
	One Year	Five Years	Ten Years
Limited Duration Portfolio	5.66%	3.31%	4.78%
Merrill Lynch 1-3 Year Treasury Index	7.32%	3.12%	4.75%

Performance data reflect an expense waiver currently in effect. Without the expense waiver, total returns would have been lower.

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 888.367.3389 or visiting www.fftw.com. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks the performance of U.S. Treasury Notes with maturities ranging from approximately one to three years. One cannot invest directly in an index. U.S. Treasuries are debt obligations of the U.S. Government that are backed by its full faith and credit; their principal and interest payments are guaranteed while the Portfolio offers no such guarantee. Sector allocations are subject to change at any time and are not recommendations to buy or sell in any sectors.

Mutual fund investing involves risk. The Portfolio concentrates more than 25% of its assets in the banking and finance industries, which would mean a greater exposure to certain risks associated with these industries. A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries which means the Portfolio is more exposed to volatility in security prices than a diversified portfolio.

FFTW Funds, Inc.

Limited Duration Portfolio (continued) December 31, 2007

Schedule of Investments

	Coupon	Maturity
	Rate	Date	Quantity	Value°
Asset-Backed Securities (ABS) -- 44.4%
Auto Loans -- 5.9%
Capital Auto Receivables Asset Trust,
Ser. 2005-SN1A, Class C (FRN)	5.486%	12/15/2009	$1,500,000	$1,501,481
Ser. 2006-SN1A, Class A2B, 144A (FRN) +	5.078%	1/20/2009	1,011,541	1,011,694
Navistar Financial Dealer Note Master Trust,
Ser. 1998-1, Class A (FRN)	5.025%	7/25/2011	2,000,000	1,996,552
Superior Wholesale Inventory Financing Trust,
Ser. 2005-A12, Class A (FRN)	5.208%	6/15/2010	2,500,000	2,492,470
				7,002,197
Credit Cards -- 20.0%
Advanta Business Card Master Trust,
Ser. 2005-C1, Class C1 (FRN)	5.459%	8/22/2011	2,000,000	1,995,357
Bank One Issuance Trust,
Ser. 2003-A3, Class A3 (FRN)	5.138%	12/15/2010	2,025,000	2,024,367
Ser. 2003-A7, Class A7	3.350%	3/15/2011	2,125,000	2,108,398
Ser. 2004-A1, Class A1	3.450%	10/17/2011	2,000,000	1,978,125
Capital One Master Trust,
Ser. 2001-6, Class A (FRN)	5.218%	6/15/2011	2,000,000	2,001,097
Ser. 2001-1, Class C, 144A (FRN) +	6.198%	12/15/2010	2,000,000	2,002,205
Citibank Credit Card Issuance Trust,
Ser. 2003-A6, Class A6	2.900%	5/17/2010	1,325,000	1,316,018
Ser. 2006-A5, Class A5	5.300%	5/20/2011	3,000,000	3,043,697
Gracechurch Card Funding plc,
Ser. 3, Class A (FRN)	4.346%	3/15/2010	1,500,000	1,498,488
Ser. 3, Class C (FRN)	5.506%	3/15/2010	1,000,000	996,920
MBNA Credit Card Master Note Trust,
Ser. 2006-A1, Class A1	4.900%	7/15/2011	2,500,000	2,517,788
World Financial Network Credit Card Master Trust,
Ser. 2003-A, Class C2 (FRN)	7.478%	5/15/2012	2,000,000	2,011,912
				23,494,372
Home Equity Loans -- 16.3%
Chase Funding Mortgage Loan Asset-Backed Certificates,
Ser. 2003-4, Class 2M1 (FRN)	5.465%	3/25/2033	1,618,796	1,420,492
Ser. 2003-5, Class 2M1 (FRN)	5.465%	5/25/2033	1,363,799	1,147,717
Countrywide Asset-Backed Certificates,
Ser. 2005-13, Class MV1 (FRN)	5.305%	4/25/2036	2,000,000	1,823,455
Credit-Based Asset Servicing and Securitization,
Ser. 2001-CB4, Class 1A1 (FRN)	5.765%	11/25/2033	2,024,440	2,002,643
FNMA, Ser. 2002-W2, Class AF5 (Step)	6.425%	6/25/2032	1,227,988	1,234,588
GSR Mortgage Loan Trust, Ser. 2004-4,
Class B1 (VRN)	7.278%	4/25/2032	1,828,661	1,835,637
Option One Mortgage Loan Trust,
Series 2002-6, Class A2 (FRN)	5.665%	11/25/2032	2,707,292	2,664,255
Residential Asset Mortgage Products, Inc.,
Ser. 2003-RS4, Class AlIB (FRN)	5.525%	5/25/2033	2,460,197	2,375,542
Ser. 2003-RS5, Class Al6 (VRN)	4.020%	4/25/2033	1,710,664	1,665,428
Residential Asset Securities Corp.,
Ser. 2004-KS4, Class A2B3 (FRN)	5.245%	5/25/2034	2,980,801	2,980,994
				19,150,751

See Notes to Financial Statements

FFTW Funds, Inc.

Limited Duration Portfolio (continued) December 31, 2007

Schedule of Investments
	Coupon	Maturity
	Rate	Date	Quantity	Value°
Asset-Backed Securities (continued)
Other ABS -- 2.2%
Aerco Limited, Series 2A, Class A4, 144A (FRN) +	5.548%	7/15/2025	$2,762,550	$2,624,423

Total Asset-Backed Securities (Cost - $52,876,050)				52,271,743

Mortgage-Backed Securities -- 27.2%
Collateralized Mortgage Obligations (CMO) -- 23.5%
CMO Floater -- 5.8%
Bank of America Mortgage Securities,
Ser. 2004-L, Class 1A1 (FRN)	5.147%	1/25/2035	872,146	881,537
FHLMC,
Ser. 1689, Class F (FRN)	5.713%	3/15/2024	1,520,058	1,522,851
Ser. 1689, Class FG (FRN)	5.713%	3/15/2024	717,144	718,723
Residential Asset Securitization Trust,
Ser. 2006-A1, Class 1A6 (FRN)	5.365%	4/25/2036	1,888,100	1,755,886
Washington Mutual, Ser. 2006-AR2, Class A1B (FRN)	5.728%	4/25/2046	2,057,893	1,989,799
				6,868,796
Planned Amortization Class -- 8.3%
Citicorp Mortgage Securities, Inc.,
Ser. 2004-5, Class 1A29	4.750%	8/25/2034	2,014,536	1,998,790
FHLMC, Ser. 2736, Class DB	3.300%	11/15/2026	2,136,642	2,099,148
First Horizon Alternative Mortgage Securities,
Ser. 2006-FA6, Class 2A1	6.250%	11/25/2036	1,465,828	1,473,285
FNMA
Ser. 1993-9, Class FB (FRN)	6.275%	1/25/2023	1,939,895	2,005,633
Ser. 2003-6, Class JE	5.500%	9/25/2028	1,090,861	1,095,626
Ser. 2005-57, Class CK	5.000%	7/25/2035	1,110,771	1,109,323
				9,781,805
Sequential CMO -- 7.6%
Bear Stearns Alt-A Trust, Ser. 2004-9, Class 3A1 (VRN)	5.202%	9/25/2034	1,570,445	1,561,974
CountryWide Alternative Loan Trust,
Ser. 2005-85CB, Class 2A2	5.500%	2/25/2036	1,810,401	1,803,536
FHLB, Ser. 00-0582, Class H	4.750%	10/25/2010	1,960,844	1,961,334
Lehman Mortgage Trust, Ser. 2006-1, Class 1A3	5.500%	2/25/2036	1,848,870	1,840,393
Residential Accreditation Loans, Inc.,
Ser. 2006-QS7, Class A1	6.000%	6/25/2036	1,855,000	1,809,214
				8,976,451
Other CMO -- 1.8%
Bank of America Mortgage Securities,
Ser. 2003-E, Class 2A2 (FRN)	4.350%	6/25/2033	359,345	358,015
Bear Stearns Alt-A Trust, Ser. 2005-2, Class 2A5 (VRN)	4.666%	4/25/2035	1,082,673	1,058,388
Structured Adjustable Rate Mortgage Loan,
Ser. 2004-20, Class 1A1 (VRN)	5.892%	1/25/2035	627,991	640,786
				2,057,189

See Notes to Financial Statements

FFTW Funds, Inc.

Limited Duration Portfolio (continued) December 31, 2007

Schedule of Investments
	Coupon	Maturity
	Rate	Date	Quantity	Value°
Mortgage-Backed Securities – (continued)
Mortgage Pass-Through Securities -- 3.7%
FNMA Pool # 725897 (FRN)	4.326%	9/1/2034	$1,025,645	$1,019,867
FNMA Pool # 840667 (FRN)	5.144%	10/1/2035	3,312,696	3,377,531
				4,397,398

Total Mortgage-Backed Securities (Cost - $32,270,446)				32,081,639

U.S. Treasury Obligations -- 27.6%
U.S. Treasury Note	4.250%	1/15/2011	7,600,000	7,856,500
U.S. Treasury Note	4.875%	5/31/2008	21,400,000	21,530,412
U.S. Treasury Note	4.875%	6/30/2009	3,000,000	3,076,875
Total U.S. Treasury Obligations (Cost - $32,054,158)				32,463,787

Short-Term Security -- 0.2%
State Street Corp. Time Deposit	4.000%	1/2/2008	243,000	243,000

Total Short-Term Security (Cost - $243,000)				243,000

Total Investments (Cost - $117,443,654) -- 99.4%				117,060,169
Other Assets in Excess of Liabilities -- 0.6%				665,320
Net Assets – 100.0%				$117,725,489

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2007 were as follows:

Unrealized Appreciation	Unrealized Depreciation	Net	Tax Cost
$794,601	($1,180,586)	($385,985)	$117,446,154

Futures Contracts – (0.0%)*

		Notional	Unrealized
Number of Contracts	Futures Contract	Value	Depreciation
Futures Contracts Purchased
107	March 2008 2-Year U.S. Treasury Note	$22,496,750	($10,405)

Summary of Abbreviations
FHLB	Federal Home Loan Bank Corp.
FHLMC	Freddie Mac
FNMA	Fannie Mae
FRN	Floating Rate Note
Step	A zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
VRN	Variable Rate Note

°	See securities valuation policy in Note 2 to the Financial Statements.
+	Securities exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities were valued at $5,638,322 or 4.8% of net assets and are considered illiquid.
*	Rounds to less than (0.1%).

See Notes to Financial Statements

FFTW Funds, Inc.

Limited Duration Portfolio (continued) December 31, 2007

Schedule of Investments (continued)

Asset Class Summary
(shown as a percentage of net assets)
December 31, 2007

Classification	% of Net Assets
Asset-Backed Securities	44.4%
Mortgage-Backed Securities	27.2
U.S. Treasury Obligations	27.6
Short-Term Security	0.2
Financial Futures Contracts	(0.0)*
Other Assets in Excess of Other Liabilities	0.6
100.0%

*Rounds to less than (0.1%).

See Notes to Financial Statements

FFTW Funds, Inc.

International Portfolio December 31, 2007

Portfolio Review (unaudited)

A rise in global yield curves which began at the end of the first quarter of 2007, gathered steam in the second quarter, raising concerns and volatility across markets. While the rise was driven primarily by the market’s abandonment of its bearish view on the U.S. economy formed in the second half of 2006 as investors priced in rate cuts, renewed and heightened concerns about the U.S. subprime mortgage market added to volatility. Throughout the year, long-standing “expensive” and low volatility credit markets continued to encourage complacency about risk and leverage. In July, announcements from Moody’s and from Standard & Poor’s on their intention to downgrade a number of subprime deals unleashed a violent bout of risk aversion across the global marketplace. Concerns over the impact of hedge fund liquidations, subprime spill-over, and issues related to structured credit caused severe global equity losses and widening of global credit spreads as investors sought safe haven in Treasuries and sovereign bonds.

The third quarter of 2007 has a place in financial history alongside similar swift and significant corrections. Looking back, the turning point – the point at which the vicious cycle of high volatility and low prices begetting even higher volatility and lower prices stopped – was mid-quarter on August 17th when the U.S. Federal Reserve lowered the discount rate in an attempt to ease liquidity conditions in the money markets. In the days ahead of this rate cut, money markets were seizing-up as an instinct to retreat spread across credit markets. The U.S. subprime housing market’s woes had spread to the asset-backed securities market – a market which found itself unable to rapidly and confidently price the impact on the specific weak securities, and thus began to cut prices on them all. This in turn led to poor liquidity in the commercial paper markets, which in turn put pressure on swap spreads, and finally on equity and corporate bond valuations. Given this environment, it is easy to understand that the most important effect of the discount rate cut was its signal to markets that the U.S. Federal Reserve Bank (the “Fed”) stood ready to help; while they did not want to “bail out” troubled lenders, they would act as needed to ensure the stability of the global financial system. With the fifty basis point cut in the federal funds target rate on September 18th, they made good on their promise. Credit markets subsequently rallied, and market participants generally agreed that the liquidity crisis of 2007 would probably continue to fade.

The final quarter of 2007 was infused with uncertainty surrounding the liquidity crisis that had begun over the summer. By November it was clear that the crisis was not over as volatility surged yet again, causing bonds to rally, equity markets to fall, and spread products to widen. The extent of weakness in the U.S. economy from the lingering effects of the trouble in credit markets was not known, and market participants continued to debate the probability of a U.S. recession. The Federal Open Market Committee (the “FOMC”) cut its target funding rate again in December, but by this time the disorder in financial markets necessitated a coordinated injection of liquidity by both the Fed and the European Central Bank. The outlook on global growth had deteriorated by quarter end and as 2007 came to a close, we held the view that actions from the Fed and other central banks signaled that monetary policymakers around the world understood the depth of the current financial crisis and would do what was necessary to provide liquidity and bring this disruption to an end.

The Portfolio’s return of 10.04%, net of fees underperformed the 11.03% return of the Lehman Brothers Global Aggregate Index (ex USD) in 2007.

ATTRIBUTION

Sector Allocation

During the year we favored U.S. mortgages which offered attractive yields, particularly commercial mortgage-backed securities, where we built and maintained a relatively large overweight. These securities have less interest rate sensitivity, which was attractive given our more bearish view of U.S. Treasury yields, and were offering very attractive spreads relative to similarly rated corporates. Rising U.S. Treasury yields, weakness in equities and concerns surrounding the U.S. subprime housing market caused a spike in volatility. When spreads quickly widened in July and liquidity began to evaporate, our structured securities positions including mortgage-backed, commercial mortgage-backed and asset-backed securities underperformed. In the second half of 2007, European corporate credit exposures, particularly financials, were detractors as well.

FFTW Funds, Inc.

International Portfolio (continued) December 31, 2007

Portfolio Review (continued)

Duration and Yield Curve

Positions in markets over the first half of the year followed a few key themes. First, we believed the U.S. economy would slow only marginally, allowing the Fed to remain on hold, thus keeping U.S. policy rates, and the yield curve, relatively stable. Second, we believed that European bonds were under-pricing the extent of rate hikes likely given the region’s strong economic growth. Third, we believed that long-dated Japanese government bonds offered attractive yields given the steep yield curve in Japan, and when hedged back into U.S. dollars, Japanese government bonds offered one of the more attractive carry trades available. Interest rate spread positions across Europe, the U.S. and Asia performed positively, particularly underweights of European bonds versus both U.S. and Japanese bonds. Towards year end, overweights in the U.S. and the UK fared well as global central banks began to cut rates in response to slowing economies.

Foreign Exchange

In the first half of the year, short U.S. dollar versus euro and yen positions detracted from returns as a “noisy," trendless market dominated the major currency pairs. As market volatility increased and oil prices climbed, short U.S. dollars versus commodity currencies added value over the year. In the fourth quarter, short British pound positions in response to a weakening economy and actions by the Monetary Policy Committee added value as well.

FFTW Funds, Inc.

International Portfolio (continued) December 31, 2007

Performance (unaudited)

International Portfolio seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in foreign currencies, with an average U.S. dollar-weighted duration of less than eight years.

Average Annual Total Return for the year ended December 31, 2007:
	One Year	Five Years	Ten Years
International Portfolio	10.04%	7.45%	6.25%
Lehman Brothers Global Aggregate Index (ex USD)	11.03%	8.07%	6.06%

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 888.367.3389 or visiting www.fftw.com. The Lehman Brothers Global Aggregate Index is a broad-based measure of international investment-grade bond markets. One cannot invest directly in an index.

Mutual fund investing involves risk. Investments in foreign securities may involve greater volatility as well as political, economic and currency risks and may utilize accounting methods that differ from U.S. standards. A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries which means the Portfolio is more exposed to volatility in security prices than a diversified portfolio.

FFTW Funds, Inc.

International Portfolio (continued) December 31, 2007

Schedule of Investments
	Coupon	Maturity
	Rate	Date	Quantity		Value°
Asset Backed Securities (ABS) – 17.1%
Credit Cards – 12.4%
Arran, Ser. 2005-B, Class A2 (FRN) (Jersey)	4.229%	12/15/2012	EUR	1,000,000	$1,433,621
Chase Credit Card Master Note Trust,
Series 1998-4 (United States)	5.000%	8/15/2008	EUR	656,775	959,804
Citbank Credit Card Issuance Trust
Ser. 2001-A4 (United States)	5.375%	4/11/2011	EUR	650,000	960,933
Ser. 2004-A2, Class A, Reg. S (FRN) (United States)	4.772%	5/24/2013	EUR	700,000	1,015,966
MBNA Credit Card Master Note Trust
Ser. 2004-A1 (United States)	4.500%	1/17/2014	EUR	1,000,000	1,417,848
Ser. 2002-A2 Class A (United States)	5.600%	7/17/2014	EUR	1,100,000	1,654,428
Sherwood Castle Funding plc, Ser. 2003-1,
Class A, Reg. S (FRN) (United Kingdom)	4.855%	8/15/2010	EUR	750,000	1,093,410
					8,536,010
Home Equity Loans – 0.1%
Chase Funding Mortgage Loan Asset-Backed Certificates,
Ser. 2002-2, Class 2A1 (FRN) (United States)	5.365%	5/25/2032	USD	42,201	41,437

Non-U.S. Residential -- 4.3%
Delphinus BV, Ser. 2003-1, Class A2,
Reg. S (FRN) (Netherlands)	4.122%	4/25/2093	EUR	1,000,000	1,434,988
Granite Master Issuer plc, Ser. 2005-1, Class A5,
Reg. S (FRN) (United Kingdom)	4.966%	12/20/2054	EUR	500,000	722,936
RMAC plc.
Ser. 2004-NS3X, Class A, Reg. S (FRN)
(United Kingdom)	6.837%	12/12/2036	GBP	112,243	222,131
Ser. 2004-NSP4, Class A2, Reg. S (FRN)
(United Kingdom)	6.817%	12/12/2036	GBP	150,617	296,547
Southern Pacific Securities,
Ser. 2005-1X, Class A2A, Reg. S (FRN)
(United Kingdom)	5.034%	6/10/2043	EUR	182,157	262,953
					2,939,555
Other ABS -- 0.3%
Lombarda Lease Finance SRL, Ser. 2, Class A,
Reg. S (FRN) (Italy)	4.965%	10/30/2015	EUR	136,040	198,336
Snowdonia Securities plc, Ser. 2006-1, Class A,
Reg. S (FRN) (United Kingdom)	6.266%	12/21/2016	GBP	8,681	17,269
					215,605

Total Asset-Backed Securities (Cost - $10,098,014)					11,732,607

Corporate Obligations – 13.1%
Automobile Manufacturing -- 0.6%
Daimler Chrysler NA (EMTN) (United States)	4.125%	11/18/2009	EUR	180,000	258,700
BMW Finance NV (EMTN) (Netherlands)	3.875%	4/6/2011	EUR	130,000	184,277
					442,977
Communications -- 0.6%
WPP Group plc (United Kingdom)	6.000%	6/18/2008	EUR	100,000	146,868
Bertelsmann U.S. Finance (EMTN) (United States)	4.625%	6/3/2010	EUR	160,000	231,999
					378,867
Consumer, Cyclical -- 0.3%
PPR SA (EMTN) (France)	5.000%	1/23/2009	EUR	140,000	204,803

See Notes to Financial Statements

FFTW Funds, Inc.

International Portfolio (continued) December 31, 2007

Schedule of Investments (continued)
	Coupon	Maturity
	Rate	Date	Quantity		Value°
Corporate Obligations – (continued)
Consumer, Non-Cyclical -- 0.4%
Gallaher Group plc (United Kingdom)	5.875%	8/6/2008	EUR	170,000	$249,928

Diversified Holding Company -- 0.4%
EADS Finance BV (EMTN) (Netherlands)	4.625%	3/3/2010	EUR	180,000	262,114

Financial – 4.8%
Banking – 4.7%
Bank of Scotland (EMTN) (United Kingdom)	5.500%	7/27/2009	EUR	360,000	530,252
Bank of Scotland (EMTN) (United Kingdom)	5.500%	10/29/2012	EUR	350,000	519,021
Clerical Medical Finance plc (VRN) (United Kingdom)	4.250%	6/29/2049	EUR	290,000	366,392
Danske Bank A/S (EMTN) (VRN) (Denmark)	5.125%	11/12/2012	EUR	320,000	464,496
Lloyds Tsb Capital 1 (VRN) (Jersey) ^	7.375%	2/7/2012	EUR	140,000	212,911
RBS Capital Trust A (VRN) (United Kingdom) ^	6.467%	6/30/2012	EUR	180,000	262,716
RBS Capital Trust C (VRN) (United Kingdom) ^	4.243%	1/12/2016	EUR	160,000	196,722
San Paolo IMI (EMTN) (Italy)	6.375%	4/6/2010	EUR	280,000	420,585
Skandinaviska Enskilda (EMTN) (VRN) (Sweden)	4.125%	5/28/2015	EUR	170,000	242,485
					3,215,580
Insurance -- 0.1%
Munich RE (VRN) (Germany)	5.767%	6/29/2049	EUR	50,000	68,665
					3,284,245
Industrial -- 0.8%
Bouyges (France)	5.875%	5/15/2009	EUR	210,000	311,755
BPB plc (France)	6.500%	3/17/2010	EUR	120,000	180,905
Rolls Royce PLC (EMTN) (United Kingdom)	4.500%	3/16/2011	EUR	60,000	86,736
					579,396
Pharmaceuticals -- 0.7%
Bristol-Myers Squibb (United States)	4.375%	11/15/2016	EUR	170,000	230,503
Merck-Finanz (Germany)	3.750%	12/7/2012	EUR	190,000	260,372
					490,875
Utilities – 4.5%
Electric -- 0.8%
E.ON International Finance BV (EMTN) (Netherlands)	5.750%	5/29/2009	EUR	350,000	518,884

Oil & Gas -- 0.4%
Dong Energy A/S (EMTN) (Denmark)	4.625%	6/21/2011	EUR	100,000	143,902
Gaz Capital (Gazprom) (EMTN), Reg. S (Russian Federation)	5.030%	2/25/2014	EUR	190,000	252,576
					396,478
Telecommunications – 1.8%
France Telecom (France)	7.000%	12/23/2009	EUR	180,000	272,794
SES S.A. (EMTN) (Luxembourg)	4.000%	3/15/2011	EUR	180,000	256,798
Telecom Italia Capital (EMTN) (Italy)	6.125%	7/30/2009	EUR	240,000	356,904
Telecom Italia Capital (EMTN) (Italy)	7.250%	4/20/2011	EUR	170,000	260,781
					1,147,277

See Notes to Financial Statements

FFTW Funds, Inc.

International Portfolio (continued) December 31, 2007

Schedule of Investments (continued)
	Coupon	Maturity
	Rate	Date	Quantity		Value°
Corporate Obligations – (continued)
Utilities – (continued)
Water -- 1.5%
United Utility Water plc (EMTN) (United Kingdom)	4.875%	3/18/2009	EUR	340,000	$496,917
Veolia Environnement (EMTN) (France)	5.875%	6/27/2008	EUR	340,000	499,269
					996,186
					3,058,825

Total Corporate Obligations (Cost - $7,891,421)					8,952,030

Mortgage-Backed Securities -- 13.4%
Collateralized Mortgage Obligation -- 2.9%
Arena BV, Ser. 2003-I, Class A2,
Reg. S (FRN) (Netherlands)	4.300%	5/19/2055	EUR	1,000,000	1,422,263
Residential Accreditation Loans, Inc., Ser. 2004-QS10,
Class A3, Reg. S (FRN) (United States)	5.365%	7/25/2034	USD	566,560	556,719
					1,978,982
Commercial Mortgage-Backed Securities -- 7.1%
Bank of America Commercial Mortgage Securities Inc.,
Ser. 2005-3, Class A (VRN) (United States)	5.740%	5/10/2045	USD	450,000	465,098
Bear Stearns Commercial Mortgage Securities Inc.,
Ser. 2006-PW12, Class A4 (VRN) (United States)	5.711%	9/11/2038	USD	680,000	702,359
Ser. 2006-PW13, Class A4 (United States)	5.540%	9/11/2041	USD	930,000	944,192
Ser. 2006-T22, Class A4 (VRN) (United States)	5.465%	4/12/2038	USD	300,000	306,203
Ser. 2006-T24, Class A4 (United States)	5.537%	10/12/2041	USD	230,000	233,565
Citigroup/Deutsche Bank Commercial Mortgage Trust
Ser. 2006-CD3, Class A5 (United States)	5.617%	10/15/2048	USD	600,000	611,677
Greenwich Capital Mortgage Funding Corp.,
Ser. 2007-GG9, Class A4 (United States)	5.444%	3/10/2039	USD	490,000	492,893
GS Mortgage Securities Corporation II
Ser. 2006-GG6, Class A4 (VRN) (United States)	5.553%	4/10/2038	USD	380,000	385,868
Ser. 2006-GG8, Class A4 (United States)	5.560%	11/10/2039	USD	180,000	182,807
LB-UBS Commercial Mortgage Trust, Ser. 2006-C6,
Class A4 (United States)	5.372%	9/15/2039	USD	560,000	561,929
					4,886,591
Mortgage Pass-Through Security – 3.4%
FNMA Pool #888476 (United States)	6.000%	6/1/2022	USD	2,282,426	2,337,159

Total Mortgage-Backed Securities (Cost - $8,857,677)					9,202,732

Sovereign Obligations – 48.8%
Canada – 5.0%
Canadian Government Bond	4.500%	6/1/2015	CAD	2,090,000	2,191,519
Canadian Government Bond	4.000%	6/1/2016	CAD	230,000	233,486
Canadian Government Bond	3.750%	6/1/2012	CAD	970,000	978,010
					3,403,015
France -- 2.3%
France O.A.T.	5.000%	10/25/2016	EUR	900,000	1,376,151
France O.A.T.	5.750%	10/25/2032	EUR	107,000	180,918
France O.A.T.	5.000%	4/25/2012	EUR	20,000	30,174
					1,587,243

See Notes to Financial Statements

FFTW Funds, Inc.

International Portfolio (continued) December 31, 2007

Schedule of Investments (continued)
	Coupon	Maturity
	Rate	Date	Quantity		Value°
Sovereign Obligations – (continued)
Italy -- 1.1%
Buoni Poliennali del Tesoro	5.750%	2/1/2033	EUR	470,000	$766,667

Japan – 23.4%
Japanese Government Bond, Ser. 25	2.300%	12/20/2036	JPY	91,000,000	807,767
Japanese Government Bond, Ser. 90	2.200%	9/20/2026	JPY	80,000,000	731,199
Japanese Government Bond, Ser. 264	1.500%	9/20/2014	JPY	193,000,000	1,764,353
Japanese Government Bond, Ser. 279	2.000%	3/20/2016	JPY	367,000,000	3,461,275
Japanese Government Bond, Ser. 52	0.800%	12/20/2010	JPY	870,000,000	7,797,377
Japanese Government Bond, Ser. 288	1.700%	9/20/2017	JPY	164,000,000	1,497,627
					16,059,598
New Zealand -- 3.2%
New Zealand Government, Ser. 709	7.000%	7/15/2009	NZD	2,850,000	2,181,025

Poland -- 0.4%
Poland Government Bond, Ser. 1015	6.250%	10/24/2015	PLN	640,000	264,033

Sweden – 6.7%
Swedish Government Bond, Ser. 1043	5.000%	1/28/2009	SEK	29,650,000	4,624,816

United Kingdom -- 6.4%
U.K. Treasury Bond	4.750%	12/7/2038	GBP	200,000	428,218
U.K. Treasury Bond	4.250%	12/7/2055	GBP	570,000	1,144,627
U.K. Treasury Note	6.250%	11/25/2010	GBP	600,000	1,257,064
U.K. Treasury Note	5.000%	3/7/2012	GBP	760,000	1,547,727
					4,377,636
United States -- 0.3%
U.S. Treasury Inflation-Indexed Bond	2.000%	1/15/2026	USD	173,682	172,977

Total Sovereign Obligations (Cost - $31,530,108)					33,437,010

Short-Term Securities -- 3.4%
Dresdner Bank Time Deposit	4.000%	1/2/2008	USD	395,000	395,000
Société Générale Time Deposit	3.690%	1/2/2008	USD	2,000,000	2,000,000

Total Short-Term Securities (Cost - $2,395,000)					2,395,000

Total Investments (Cost - $60,772,220) -- 95.8%					65,719,379
Other Assets in Excess of Liabilities – 4.2%					2,864,429
Net Assets – 100.0%					$68,583,808

See Notes to Financial Statements

FFTW Funds, Inc.

International Portfolio (continued) December 31, 2007

Schedule of Investments (continued)

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2007 were as follows:

Unrealized Appreciation	Unrealized Depreciation	Net	Tax Cost
$5,023,328	($79,333)	$4,943,995	$60,775,384

Futures Contracts – (0.4%)
			Unrealized
Number of			Appreciation
Contracts	Futures Contract	Notional Value	(Depreciation)
Futures Contracts Purchased
2	March 2008 10-Year Japanese Government Bond	$2,449,268	$3,813
55	March 2008 Euro BOBL	8,679,752	(96,157)
23	March 2008 Euro Bund	3,803,567	(87,877)
20	March 2008 Euro BUXL	2,645,141	(64,641)
1	March 2008 Euro Schatz	151,110	(1,085)
16	March 2008 Long Gilts	3,510,781	9,249
Futures Contracts Sold
44	March 2008 10-Year U.S. Treasury Note	4,989,188	(21,888)
6	March 2008 U.S. Long Bond	698,250	2,563
			($256,023)

Forward Foreign Exchange Contracts – 0.3%
					Unrealized
Value	Contract to				Appreciation /
Date	Receive		Deliver		(Depreciation)
02/27/08	AUD	1,825,007	USD	1,635,738	($38,415)
02/27/08	CAD	1,335,672	USD	1,388,519	(34,412)
02/27/08	CHF	1,002,607	USD	894,045	(5,582)
02/27/08	DKK	5,241,828	USD	1,003,413	25,039
02/27/08	EUR	12,434,934	USD	17,887,727	305,746
02/27/08	EUR	1,280,000	GBP	910,455	63,127
02/27/08	EUR	460,000	NOK	3,564,164	17,586
02/27/08	GBP	1,841,667	USD	3,719,165	(58,642)
02/27/08	GBP	269,059	EUR	380,000	(21,191)
02/27/08	JPY	1,048,885,129	USD	9,303,828	137,879
02/27/08	KRW	2,541,447,942	USD	2,788,792	(63,191)
02/27/08	MXN	9,525,995	USD	871,977	(2,404)
02/27/08	NOK	4,486,647	USD	826,615	(1,536)
02/27/08	NZD	19,968	USD	14,886	384
02/27/08	PLN	1,632,180	USD	635,661	27,250
02/27/08	PLN	3,338,232	EUR	920,000	9,780
02/27/08	SEK	28,042	USD	4,361	(20)
02/27/08	SGD	2,206,720	USD	1,525,364	13,443
02/27/08	USD	1,084,609	AUD	1,190,000	43,071
02/27/08	USD	2,037,869	CAD	1,940,957	70,123
02/27/08	USD	898,732	CHF	1,013,322	774
02/27/08	USD	502,611	DKK	2,625,641	(12,542)
02/27/08	USD	8,931,330	EUR	6,215,687	(162,801)
02/27/08	USD	3,106,128	GBP	1,531,195	62,703

See Notes to Financial Statements

FFTW Funds, Inc.

International Portfolio (continued) December 31, 2007

Schedule of Investments (continued)

Forward Foreign Exchange Contracts – (continued)

					Unrealized
Value	Contract to				Appreciation /
Date	Receive		Deliver		(Depreciation)
02/27/08	USD	6,968,087	JPY	789,600,536	($139,628)
02/27/08	USD	1,413,618	KRW	1,294,648,700	25,159
02/27/08	USD	539,148	MXN	5,882,106	2,205
02/27/08	USD	2,093,434	NZD	2,808,094	(53,987)
02/27/08	USD	536,258	PLN	1,361,255	(16,617)
02/27/08	USD	4,093,643	SEK	26,322,123	19,088
02/27/08	ZAR	2,947,595	USD	430,661	(3,687)
					$208,702

Summary of Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EMTN	Euro Medium-Term Note
EUR	European Monetary Unit (Euro)
FRN	Floating Rate Note
GBP	Great British Pound
JPY	Japanese Yen
KRW	Republic of Korea (South Korea) Won
MXN	Mexican (New) Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
O.A.T.	Obligation Assimilable du Tresor (French government long-term debt instrument)
PLN	Polish (New) Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar
VRN	Variable Rate Note
ZAR	South African Rand

°	See securities valuation policy in Note 2 to the Financial Statements.
^	Perpetual bond. Maturity date shown is next call date.
Reg. S	In the U.S., this is an SEC rule allowing for the resale of unregistered securities outside the United States, including securities issued under Rule 144A. These securities are valued at $6,939,375, or 10.1% of net assets.

See Notes to Financial Statements

FFTW Funds, Inc.

International Portfolio (continued) December 31, 2007

Schedule of Investments (continued)

Asset Class Summary
(shown as a percentage of net assets)
December 31, 2007

Classification	% of Net Assets
Asset-Backed Securities	17.1%
Sovereign Obligations	48.8
Mortgage-Backed Securities	13.4
Corporate Obligations	13.1
Short-Term Securities	3.4
Financial Futures Contracts	(0.4)
Forward Foreign Exchange Contracts	0.3
Other Assets in Excess of Other Liabilities	4.3
100.0%

See Notes to Financial Statements

FFTW Funds, Inc.

U.S. Inflation-Indexed Portfolio December 31, 2007

Portfolio Review (unaudited)

For the U.S. Treasury Inflation-Protected Security (“TIPS”) market, the first half of 2007 witnessed a general increase in real yields, as robust labor market data defied predictions of a housing-led economic slowdown. Although the deterioration in housing activity prompted a more conservative assessment of growth prospects, the Federal Open Market Committee (“FOMC”) continued to regard inflation as its primary concern, with year-over-year core Consumer Price Index (“CPI”) continuing to print above 2.5% over the quarter, and energy prices rising once again.

By the second quarter, a surge in global equity markets and a perceived shift in sovereign wealth funds’ asset allocation mix out from Treasuries and into higher-yielding asset classes, prompted a significant sell off in sovereign debt yields. At the same time, robust labor market data suggesting that the economy might weather difficulties in housing and indications that that Q2 growth would rebound on the back of inventory building, moderated expectations of Fed easing. The real yield curve correspondingly shifted higher and steepened somewhat, and market participants talked of an end to the “conundrum” of low long-term yields. Overall, 10-year real yields gradually moved from 2.40% at the start of the year to a high of 2.82% by mid-May. Breakeven inflation rates, meanwhile, were also supported by positive seasonal carry and a significant rise in gasoline prices, though these had the greatest impact at shorter maturities.

The third quarter was dominated by the difficulties in the U.S. subprime mortgage market, the spillovers into the broader credit markets and sudden repricing of macroeconomic risks. The widening of credit spreads on various asset-backed securities that commenced in earnest in July accelerated sharply in August, generating dramatic losses on mortgages and other structured credit products such as collateralized debt obligations and asset-backed commercial paper. Bank-sector hoarding of liquidity to meet potential demands on balance sheets from contingent liabilities, combined with greater uncertainty over counterparty exposures prompted a significant widening spreads between LIBOR1 and General Collateral repo and a contraction in interbank lending. With the credit markets virtually shutting down in August, the Federal Reserve Bank (the “Fed”) and the European Central Bank (the “ECB”) both announced extraordinary measures to offer liquidity to banks, providing ample term funding and broadening eligibility requirements for repo collateral. With volatility in the credit markets and further deterioration in U.S. housing data, the FOMC held an unscheduled meeting on August 17th and then reduced the Fed Funds target by 50 basis points at its (scheduled) September 18th meeting. Fed rhetoric announced the Fed’s willingness to provide liquidity to financial markets and its determination to forestall any negative impact on the real economy from tightening of credit conditions.

The policy responses helped LIBOR spreads narrow back in the U.S. (less so in Europe), and equity markets rebounded strongly in September. The improvements to market conditions in September and October proved to be a temporary reprieve, however. By November it was clear that the economic losses and impact on liquidity would be much greater than originally envisioned. Volatility surged yet again causing bonds to rally, equity markets to fall, and spread products to widen. The FOMC cut its target funding rate again in December, but by this time the disorder in financial markets necessitated a coordinated injection of liquidity by both the Fed and the ECB.

For TIPS, therefore, the second half of 2007 was thus characterized by a significant bull steepening of the real yield curve, as prospects for slower economic growth deteriorated, and the odds of a more accommodative monetary policy stance improved following the emergence of troubles in credit markets. Longer-dated forward breakeven inflation rates, however, were largely range-bound, with investors balancing the potential for lower inflation as a result of economic slowdown against the potential for reflationary monetary policy. Front-dated breakevens, meanwhile, generally narrowed as lower nominal yields fell, and as core inflation retreated.

For the 12-month period ending December 31, 2007, the Portfolio returned 11.25% net of fees, versus the 11.63% return of the Lehman Brothers U.S. Treasury Inflation Notes Index.

______________________________
1 London InterBank Offer Rate

FFTW Funds, Inc.

U.S. Inflation-Indexed Portfolio (continued) December 31, 2007

Portfolio Review (continued)

ATTRIBUTION

Duration and Yield Curve

Trading in the first half of the year was largely tactical in nature. Looking at the more significant individual trades, from February through March, long flattening positions detracted performance as the yield curve steepened modestly. The resulting improvement in yield pick-up from the 10-year point to the 20-year point then became more attractive, particularly given anticipated long-end demand from pension funds, and we thus initiated a sizeable 10s / 20s real yield flattening exposure that generated positive returns once the real yield curve flattened aggressively back in May.

In August, subprime concerns pushed real yields lower and narrowed breakeven inflation rates. Losses on a long breakeven position were matched by gains on the long duration position. The narrowing in breakevens was used as an opportunity to add to a structural long position in 20-year breakevens that added to performance in September but detracted in October. Finally, in November, a small bear flattening exposure detracted performance in both duration and curve as real yields fell and the curve steepened aggressively in response to renewed credit market concerns.

FFTW Funds, Inc.

U.S. Inflation-Indexed Portfolio (continued) December 31, 2007

Performance (unaudited)

U.S. Inflation-Indexed Portfolio seeks to attain a high level of total return in excess of inflation as may be consistent with the preservation of capital by investing primarily in bonds that are denominated in U.S. dollars and that have a coupon rate and/or principal amount linked to the inflation rate as well as derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate.

Average Annual Total Return for the year ended December 31, 2007:
			Since
	One Year	Five Years	Inception*
U.S. Inflation-Indexed Portfolio†	11.25%	6.54%	7.87%
Lehman Brothers U.S. Treasury Inflation Note Index	11.63%	6.27%	7.79%
*	U.S. Inflation-Indexed Portfolio commenced operations on January 2, 2001.
†	Performance reflects that of the Advisor Class shares. Performance for the Investor Class shares is not reported as the reporting period for these shares is less than one year (Commencement date of operations: April 12, 2007)

Performance data reflect an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 888.367.3389 or visiting www.fftw.com. The Lehman Brothers U.S. Treasury Inflation Note Index is an unmanaged index that tracks the performance of U.S. Treasuries the cash flows for which are linked to an inflation index. One cannot invest directly in an index.

Mutual fund investing involves risk. A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries which means the Portfolio is more exposed to volatility in security prices than a diversified portfolio.

FFTW Funds, Inc.

U.S. Inflation-Indexed Portfolio (continued) December 31, 2007

Schedule of Investments

	Coupon	Maturity
	Rate	Date	Quantity	Value°
U.S. Treasury Inflation-Indexed Securities -- 96.9%
U.S. Treasury Inflation-Indexed Bonds -- 34.1%
U.S. Treasury Inflation-Indexed Bond	2.375%	1/15/2025	$11,748,616	$12,334,214
U.S. Treasury Inflation-Indexed Bond	2.000%	1/15/2026	16,178,769	16,113,051
U.S. Treasury Inflation-Indexed Bond	2.375%	1/15/2027	3,729,564	3,944,014
				32,391,279
U.S. Treasury Inflation-Indexed Notes – 62.8%
U.S. Treasury Inflation-Indexed Note	0.875%	4/15/2010	17,644,960	17,585,691
U.S. Treasury Inflation-Indexed Note	1.875%	7/15/2013	17,881,814	18,426,655
U.S. Treasury Inflation-Indexed Note	2.000%	7/15/2014	2,903,903	3,000,322
U.S. Treasury Inflation-Indexed Note	1.875%	7/15/2015	20,387,302	20,780,716
				59,793,384
Total U.S. Treasury Inflation-Indexed Securities (Cost - $88,248,927)				92,184,663

Short-Term Securities -- 2.2%
State Street Corp. Time Deposit	4.000%	1/2/2008	69,000	69,000
Société Générale Time Deposit	3.690%	1/2/2008	2,000,000	2,000,000
				2,069,000

Total Short-Term Securities (Cost - $2,069,000)				2,069,000

Total Investments (Cost - $90,317,927) -- 99.1%				94,253,663
Other Assets in Excess of Liabilities -- 0.9%				818,529
Net Assets -- 100.0%				$95,072,192

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2007 were as follows:

Unrealized Appreciation	Unrealized Depreciation	Net	Tax Cost
$3,961,403	($211,774)	$3,749,629	$90,504,034

Futures Contracts -- 0.1%

			Unrealized
Number of			Appreciation/
Contracts	Futures Contract	Notional Value	(Depreciation)
Futures Contracts Purchased
40	March 2008 10 -Year U.S. Treasury Note	$4,535,625	($3,855)

Futures Contracts Sold
11	March 2008 5 -Year U.S. Treasury Note	1,213,094	(7,591)
50	March 2008 U.S. Long Bond	5,818,750	76,068
			$ 64,622

°	See securities valuation policy in Note 2 to the Financial Statements.

See Notes to Financial Statements

FFTW Funds, Inc.

U.S. Inflation-Indexed Portfolio (continued) December 31, 2007

Schedule of Investments (continued)

Asset Class Summary
(shown as a percentage of net assets)
December 31, 2007

Classification	% of Net Assets
U.S. Treasury Inflation-Indexed Securities	96.9%
Short-Term Securities	2.2
Financial Futures Contracts	0.1
Other Assets in Excess of Liabilities	0.8
100.0%

See Notes to Financial Statements

FFTW Funds, Inc.

Global Inflation-Indexed Hedged Portfolio December 31, 2007

Portfolio Review (unaudited)

In the United States, the real yield curve steepened at the start of the year as a rally in energy futures, resilience of food prices, upside surprises in Consumer Price Index (“CPI”) figures and speculation that the Federal Reserve Bank (the “Fed”) might have to ease soon on the back of a slowing housing market all provided support to short-dated real yields. The strong performance in real yields, particularly at the front-end, quickly reversed in the second quarter as accumulation of stronger economic data, combined with speculation that foreign official institutions had reduced their purchases of U.S. Treasuries, prompted a dramatic sell-off in real yields. Yet, turbulence in the housing and credit markets since mid-year and worries about U.S. going into recession led to a round of flight-to-quality buying in U.S. Treasuries, with real yields in the 10-year sector falling from a high of 2.50% in August to 1.70% by the end of the year. The decline in shorter-dated real yields was even more dramatic as the prices of oil futures advanced towards $100 per barrel.

European real yields performed poorly during the first half of the year on the back of a cumulative 50 basis point rate hike by the European Central Bank (“ECB”) and heavy issuance of long-dated linkers. Despite heightened downside risks to growth and deterioration in the credit markets in the second half of the year, the ECB maintained their hawkish rhetoric as inflation continued to be their major concern. Indeed, headline Euro Harmonized Index of Consumer Prices breached the central bank’s 2% target in September and crept higher to 3.1% by year-end. European government bonds rallied in the latter part of the year, with 5-year real yields ending the year at around 1.90%.

The Bank of England delivered a surprise 25 basis point rate hike in January and lifted policy rates another 25 basis points higher to 5.50% in July as headline inflation marched towards 3%. Having peaked at 3.1% in March, UK headline CPI moderated over the rest of the year as favorable base effects from energy prices kicked in. Despite the slowdown in actual inflation data, inflation expectation remained elevated, and talk of utility price hikes in the new year poses upside risks to near-term inflation. The UK inflation market was dominated by liability-drive investment flows in Q2, as improvement in UK pension fund solvencies at the beginning of the year prompted strong demand in UK inflation-linked securities. The fast pace of liability-driven demand pushed breakeven inflation spreads wider across the curve, where spreads in the 30-year sector rose to as high as 3.58% in June. While short-dated breakeven inflation rates gave up some of their gains later in the year, 30-year breakeven inflation widened further to 3.63% by year-end. In terms of real yields, the trend of rising yield levels changed course mid-year as credit market turmoil and weakening growth outlook due to difficulties in housing and financial industries orchestrated a meaningful rally.

For the 12-month period ending December 31, 2007, the Portfolio returned 7.15%, net of fees, versus the 7.85% return of the Barclays Global Inflation-Linked Bond Index (Hedged).

ATTRIBUTION

Duration and Yield Curve

We started the year with an overweight in U.S. real yields in anticipation of good demand of U.S. Treasury Inflation-Protected Security (“TIPS”) at the January auction, which was then reversed in mid February in favor of an underweight duration position in the intermediate sector of the nominal curve as we believed market expectation of rate cuts by the Fed was excessive at that time. We held underweight in duration in the second quarter, and traded duration tactically from both the long and short side in the second half of the year to take advantage of the rise in market volatility. Duration strategies added to returns. Flattening bias in U.S. and Europe detracted from performance, while curve steepener in the UK added modestly to returns.

Country Allocation and Breakeven Inflation

Overweight in U.S. inflation-linked bonds against underweight in the UK in the 20-year to 30-year part of the curve resulted in positive performance. Overweight in TIPS against underweight in Canadian real rate bonds in the second quarter added slightly to returns. Overweight in long-dated European real yields versus underweight in Swedish linkers detracted from performance.

We maintained short position in UK breakeven inflation in the 30-year sector, which had a large negative impact on returns in the second quarter. Short position in UK breakeven inflation was moved to the shorter-end of the curve mid-year. Overweight in long-dated U.S. breakeven inflation in the third quarter contributed positively to returns.

FFTW Funds, Inc.

Global Inflation-Indexed Hedged Portfolio (continued) December 31, 2007

Portfolio Review (continued)

Foreign Exchange

In the first half of the year, short U.S. dollar versus euro and yen positions detracted from returns as a “noisy," trendless market dominated the major currency pairs. As market volatility increased and oil prices climbed, short U.S. dollars versus commodity currencies added value over the year. In the fourth quarter, short British pound positions in response to a weakening economy and actions by the Monetary Policy Committee added value as well.

FFTW Funds, Inc.

Global Inflation-Indexed Hedged Portfolio (continued) December 31, 2007

Performance (unaudited)

Global Inflation-Indexed Hedged Portfolio seeks to attain a high level of total return in excess of inflation as may be consistent with the preservation of capital by investing primarily in securities from worldwide bond markets that are denominated in both U.S. dollars and foreign currencies and have a coupon rate and/or principal amount linked to the local inflation rate.

Average Annual Total Return for the year ended December 31, 2007:
	One Year	Since Inception*
Global Inflation-Indexed Hedged Portfolio†	7.15%	5.80%
Barclays Global Inflation-Linked Bond Index (Hedged)	7.85%	6.04%
*	Global Inflation-Indexed Hedged Portfolio commenced operations on January 14, 2003.
†

Performance reflects that of the Advisor Class shares. Performance for the Investor Class shares is not reported as the reporting period for these shares is less than one year (Commencement date of operations: March 26, 2007)

Performance data reflect an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 888.367.3389 or visiting www.fftw.com. The Barclays Global Inflation-Linked Bond Index Hedged is an unmanaged index that tracks the performance of global inflation-linked bonds with various maturities. One cannot invest directly in an index.

Mutual fund investing involves risk. Investments in foreign securities may involve greater volatility as well as political, economic and currency risks and may utilize accounting methods that differ from U.S. standards. A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in security prices than a diversified portfolio.

FFTW Funds, Inc.

Global Inflation-Indexed Hedged Portfolio (continued) December 31, 2007

Schedule of Investments
	Coupon	Maturity
	Rate	Date		Quantity	Value°
Sovereign Index-Linked Obligations -- 96.7%
Canada -- 2.3%
Canadian Inflation-Linked Government Real Return Bond	3.000%	12/1/2036	CAD	216,736	$272,306

France -- 22.2%
France O.A.T. Index-Linked Bond	1.600%	7/25/2011	EUR	365,728	529,253
France O.A.T. Index-Linked Bond	2.500%	7/25/2013	EUR	87,432	131,220
France O.A.T. Index-Linked Bond	1.600%	7/25/2015	EUR	589,523	836,740
France O.A.T. Index-Linked Bond	2.250%	7/25/2020	EUR	295,340	435,065
France O.A.T. Index-Linked Bond	3.400%	7/25/2029	EUR	91,738	158,469
France O.A.T. Index-Linked Bond	3.150%	7/25/2032	EUR	308,105	527,210
					2,617,957
Italy -- 4.8%
Italian Index-Linked Treasury Bond	1.850%	9/15/2012	EUR	388,900	563,736

Japan -- 5.0%
Japanese Government CPI Linked Bond, Ser. 2	1.100%	6/10/2014	JPY	19,190,000	174,473
Japanese Government CPI Linked Bond, Ser. 8	1.000%	6/10/2016	JPY	46,322,000	413,940
					588,413
Sweden -- 2.4%
Swedish Government Index-Linked, Ser. 3101	4.000%	12/1/2008	SEK	1,240,000	235,911
Swedish Government Index-Linked, Ser. 3104	3.500%	12/1/2028	SEK	180,000	41,251
					277,162

United Kingdom -- 23.1%
U.K. Index-Linked Treasury Stock	2.500%	8/23/2011	GBP	140,000	791,610
U.K. Index-Linked Treasury Stock	2.500%	7/26/2016	GBP	100,000	542,196
U.K. Index-Linked Treasury Stock	4.000%	9/7/2016	GBP	100,000	191,924
U.K. Index-Linked Treasury Stock	2.500%	7/17/2024	GBP	58,000	292,462
U.K. Index-Linked Treasury Stock	5.000%	3/7/2025	GBP	40,000	84,516
U.K. Index-Linked Treasury Stock	1.250%	11/22/2027	GBP	53,814	111,822
U.K. Index-Linked Treasury Stock	4.125%	7/22/2030	GBP	41,000	202,893
U.K. Index-Linked Treasury Stock	2.000%	1/26/2035	GBP	60,000	182,158
U.K. Index-Linked Treasury Stock	1.125%	11/22/2037	GBP	82,622	179,764
U.K. Index-Linked Treasury Stock	1.250%	11/22/2055	GBP	55,424	137,508
					2,716,853
United States -- 36.9%
U.S. Treasury Inflation-Indexed Bond	2.375%	1/15/2025	USD	1,689,141	1,773,334
U.S. Treasury Inflation-Indexed Bond	2.375%	1/15/2027	USD	72,519	76,689
U.S. Treasury Inflation-Indexed Note	3.625%	1/15/2008	USD	38,796	38,845
U.S. Treasury Inflation-Indexed Note	0.875%	4/15/2010	USD	716,827	714,418
U.S. Treasury Inflation-Indexed Note	1.875%	7/15/2012	USD	741,122	755,424
U.S. Treasury Inflation-Indexed Note	1.875%	7/15/2013	USD	966,892	996,352
					4,355,062

Total Sovereign Index-Linked Obligations (Cost - $10,962,692)					11,391,489

See Notes to Financial Statements

FFTW Funds, Inc.

Global Inflation-Indexed Hedged Portfolio (continued) December 31, 2007

Schedule of Investments
	Coupon	Maturity
	Rate	Date	Quantity		Value°
Sovereign Obligation -- 1.2%
Australia -- 1.2%
Australian Government Bond, Ser. 217	6.000%	2/15/2017	AUD	160,000	$137,299

Total Sovereign Obligation (Cost - $133,107)					137,299

Short-Term Security -- 0.7%
State Street Corp. Time Deposit (United States)
(Cost - $79,000)	4.000%	1/2/2008	USD	79,000	79,000

Total Investments (Cost - $11,174,799) -- 98.6%					11,607,788
Other Assets in Excess of Liabilities -- 1.4%					170,569
Net Assets – 100.0%					$11,778,357

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2007 were as follows:

Unrealized Appreciation	Unrealized Depreciation	Net	Tax Cost
$469,330	($56,145)	$413,185	$11,194,603

Futures Contracts – 0.0%*
			Unrealized
Number of Contracts	Futures Contract	Notional Value	Appreciation
Futures Contracts Purchased
4	March 2008 10-Year U.S. Treasury Note	$453,563	$1,365
2	March 2008 Long Gilts	438,848	1,045
Futures Contracts Sold
5	March 2008 U.S. Long Bond	581,875	3,198
			$5,608

Forward Foreign Exchange Contracts – 1.1%
					Unrealized
Value	Contract To				Appreciation /
Date	Receive		Deliver		(Depreciation)
02/27/2008	AUD	260,000	USD	229,177	($1,614)
02/27/2008	AUD	120,000	CHF	126,070	(6,688)
02/27/2008	CAD	319,041	USD	323,755	(311)
02/27/2008	CHF	291,374	USD	253,440	4,762
02/27/2008	CHF	137,150	GBP	60,000	2,279
02/27/2008	EUR	1,585,387	USD	2,321,792	(2,223)
02/27/2008	EUR	90,000	CHF	150,222	(1,441)
02/27/2008	EUR	20,000	GBP	13,978	1,478
02/27/2008	EUR	60,000	SEK	558,558	1,323
02/27/2008	GBP	233,264	USD	474,228	(10,590)
02/27/2008	GBP	30,000	CHF	68,644	(1,200)
02/27/2008	JPY	70,291,621	USD	643,641	(10,900)
02/27/2008	JPY	12,465,132	AUD	120,000	7,179
02/27/2008	KRW	45,855,000	USD	50,000	(822)

See Notes to Financial Statements

FFTW Funds, Inc.

Global Inflation-Indexed Hedged Portfolio (continued) December 31, 2007

Schedule of Investments (continued)

Forward Foreign Exchange Contracts – continued

					Unrealized
Value	Contract To				Appreciation /
Date	Receive		Deliver		(Depreciation)
02/27/2008	MXN	1,084,853	USD	98,755	$275
02/27/2008	NOK	566,051	USD	105,374	(1,279)
02/27/2008	NZD	325,107	USD	250,268	(1,651)
02/27/2008	PLN	4,409,376	USD	1,765,622	25,250
02/27/2008	SEK	683,435	USD	107,757	(1,964)
02/27/2008	SGD	14,350	USD	10,015	(9)
02/27/2008	USD	387,059	AUD	431,160	9,690
02/27/2008	USD	627,890	CAD	590,488	29,252
02/27/2008	USD	72,240	CHF	80,749	684
02/27/2008	USD	5,997,297	EUR	4,096,200	4,173
02/27/2008	USD	3,368,333	GBP	1,654,434	79,956
02/27/2008	USD	1,349,387	JPY	148,077,690	16,442
02/27/2008	USD	50,000	KRW	46,105,000	554
02/27/2008	USD	90,000	MXN	980,460	500
02/27/2008	USD	99,418	NOK	527,213	2,466
02/27/2008	USD	243,282	NZD	317,606	401
02/27/2008	USD	1,759,975	PLN	4,395,274	(25,169)
02/27/2008	USD	254,666	SEK	1,616,368	4,459
					$125,262

Summary of Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CPI	Consumer Price Index
EUR	European Monetary Unit (Euro)
GBP	Great British Pound
JPY	Japanese Yen
KRW	Republic of Korea (South Korea) Won
MXN	Mexican (New) Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
O.A.T.	Obligation Assimilable du Tresor (French government long-term debt instrument)
PLN	Polish (New) Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

°	See securities valuation policy in Note 2 to the Financial Statements.
*	Rounds to less than 0.1%.

See Notes to Financial Statements

FFTW Funds, Inc.

Global Inflation-Indexed Hedged Portfolio (continued) December 31, 2007

Schedule of Investments (continued)

Asset Class Summary
(shown as a percentage of net assets)
December 31, 2007

Classification	% of Net Assets
Sovereign Inflation-Linked Obligations	96.7%
Sovereign Obligation	1.2
Short-Term Security	0.7
Financial Futures Contracts	0.0 *
Forward Foreign Exchange Contracts	1.1
Other Assets in Excess of Liabilities	0.3
100.0%

See Notes to Financial Statements

FFTW Funds, Inc.

Statements of Assets and Liabilities December 31, 2007

	U.S. Short-Term	Limited Duration
	Portfolio	Portfolio
Assets
Investments in securities, at value (a)	$14,475,585	$117,060,169
Cash	129	478
Cash on deposit at broker	702,567	-
Receivable for securities sold	-	4,055,575
Interest receivable	13,297	477,247
Receivable from Investment Adviser (Note 3)	49,335	-
Variation margin receivable	-	33,884
Other receivables	13,998	214,026
Total assets	15,254,911	121,841,379

Liabilities
Payable for securities purchased	-	4,044,833
Payable for open swap contracts	795,100	-
Accrued expenses and other liabilities	28,078	71,057
Total liabilities	823,178	4,115,890
Net Assets	$14,431,733	$117,725,489
Shares Outstanding (par value $0.001)	1,635,977	12,183,946
Net Asset Value Per Share	$8.82	$9.66

Components of Net Assets as of December 31, 2007 were as follows:
Paid-in capital	$24,348,817	$121,022,273
Undistributed investment income, net	-	149,248
Accumulated net realized loss on investments, short sales, financial futures, swap and
options contracts and foreign currency-related transactions	(8,915,553)	(3,052,142)
Net unrealized depreciation on investments and financial futures	(1,001,531)	(393,890)
Net Assets	$14,431,733	$117,725,489
(a) Cost of investments	$14,829,516	$117,443,654

See Notes to Financial Statements

FFTW Funds, Inc.

Statements of Assets and Liabilities (continued) December 31, 2007

International
Portfolio
Assets
Investments in securities, at value (a)	$65,719,379
Cash	26,046
Foreign cash (b)	1,979,989
Interest receivable	1,073,974
Unrealized appreciation of forward foreign exchange contracts (Note 5)	823,357
Other receivables	12,365
Total assets	69,635,110

Liabilities
Variation margin payable	320,715
Unrealized depreciation of forward foreign exchange contracts (Note 5)	614,655
Accrued expenses and other liabilities	115,932
Total liabilities	1,051,302
Net Assets	$68,583,808
Shares Outstanding (par value $0.001)	8,399,139
Net Asset Value Per Share	$8.17

Components of Net Assets as of December 31, 2007 were as follows:
Paid-in capital	$63,604,114
Undistributed investment income, net	272,103
Accumulated net realized gain on investments, financial futures contracts, and foreign
currency-related transactions	(424,211)
Net unrealized appreciation on investments, financial futures contracts and translation
of other assets and liabilities denominated in foreign currency	5,131,802
Net Assets	$68,583,808
(a) Cost of investments	$60,772,220
(b) Cost of foreign cash	$1,872,950

See Notes to Financial Statements

FFTW Funds, Inc.

Statements of Assets and Liabilities (continued) December 31, 2007

		Global Inflation-
	U.S. Inflation-Indexed	Indexed Hedged
	Portfolio	Portfolio
Assets
Investments in securities, at value (a)	$94,253,663	$11,607,788
Cash	52	804
Receivable for securities sold	-	115,443
Receivable from Investment Adviser (Note 3)	85,040	40,868
Interest receivable	811,612	90,935
Variation margin receivable	-	30,506
Unrealized appreciation of forward foreign exchange contracts (Note 5)	-	191,123
Other receivables	475	475
Total assets	95,150,842	12,077,942

Liabilities
Payable for securities purchased	-	179,104
Foreign cash overdraft (b)	-	1,256
Unrealized depreciation of forward foreign exchange contracts (Note 5)	-	65,861
Variation margin payable	18,609	-
Accrued expenses and other liabilities	60,041	53,364
Total liabilities	78,650	299,585
Net Assets	$95,072,192	$11,778,357

Net Assets - Advisor Class	$95,029,297	$11,723,241
Net Assets - Investor Class	$42,895	$55,116
Shares Outstanding - Advisor Class (par value $0.001)	8,994,358	1,157,895
Shares Outstanding - Investor Class (par value $0.001)	4,084	5,340
Net Asset Value Per Share – Advisor Class	$10.57	$10.12
Net Asset Value Per Share – Investor Class	$10.50	$10.32

Components of Net Assets as of December 31, 2007 were as follows:
Paid-in capital	$94,793,145	$11,802,182
Undistributed (distributions in excess of) investment income, net	34,113	(216,673)
Accumulated net realized loss on investments, financial futures contracts
and foreign currency-related transactions	(3,755,423)	(371,844)
Net unrealized appreciation on investments, financial futures contracts
and translation of other assets and liabilities denominated in foreign currencies	4,000,357	564,692

Net Assets	$95,072,192	$11,778,357
(a) Cost of investments	$90,317,927	$11,174,799
(b) Cost of foreign cash	$-	$(960)

See Notes to Financial Statements

FFTW Funds, Inc.

Statements of Operations For the Year Ended December 31, 2007

	U.S. Short-Term	Limited Duration
	Portfolio	Portfolio
Investment Income
Interest	$4,405,113	$5,817,121

Expenses
Investment advisory fees (Note 3)	210,808	380,294
Administration fees (Note 3)	40,318	67,865
Custodian and accounting fees (Note 3)	39,221	50,690
Directors' fees and expenses	33,232	71,962
Audit fees	39,474	49,583
Legal fees	52,383	40,967
Transfer agent fees	3,947	2,055
Registration fees	17,924	8,703
Chief Compliance Officer fees (Note 3)	16,457	28,460
Other fees and expenses	12,576	17,471
Interest	325,723	90,582
Total operating expenses	792,063	808,632
Waiver of investment advisory fees (Note 3)	(185,629)	(217,284)
Total expenses, net	606,434	591,348
Investment income, net	3,798,679	5,225,773

Net Realized and Unrealized Gain (Loss) on Investments, Financial Futures and Swap Contracts
Net realized gain (loss) on investments	(2,446,136)	88,677
Net realized gain on financial futures and swap contracts	-	755,995
Net change in unrealized appreciation/depreciation on investments	(291,216)	(220,257)
Net change in unrealized appreciation/depreciation on financial futures and swap contracts	(647,600)	59,544

Net realized and unrealized gain/loss on investments, financial futures and swap contracts	(3,384,952)	683,959

Net Increase in Net Assets Resulting from Operations	$413,727	$5,909,732

See Notes to Financial Statements

FFTW Funds, Inc.

Statements of Operations (continued) For the Year Ended December 31, 2007

International
Portfolio
Investment Income
Interest	$2,926,280

Expenses
Investment advisory fees (Note 3)	277,469
Administration fees (Note 3)	43,712
Custodian and accounting fees (Note 3)	98,458
Directors' fees and expenses	44,710
Audit fees	68,569
Legal fees	25,353
Transfer agent fees	2,844
Registration fees	18,206
Chief Compliance Officer fees (Note 3)	18,131
Other fees and expenses	40,280
Interest	1,701
Total expenses, net	639,433
Investment income, net	2,286,847

Net Realized and Unrealized Gain (Loss) on Investments, Financial Futures Contracts and
Foreign Currency-Related Transactions
Net realized gain on investments	507,534
Net realized loss on financial futures contracts	(607,037)
Net realized gain on foreign currency-related transactions	704,309
Net change in unrealized appreciation/depreciation on investments	2,497,429
Net change in unrealized appreciation/depreciation on financial futures contracts	(89,429)
Net change in unrealized appreciation/depreciation on translation of other assets and liabilities
denominated in foreign currencies	142,581
Net realized and unrealized gain on investments, financial futures contracts and foreign currency-
related transactions	3,155,387

Net Increase in Net Assets Resulting from Operations	$5,442,234

See Notes to Financial Statements

FFTW Funds, Inc.

Statements of Operations (continued) For the Year Ended December 31, 2007

	U.S. Inflation-	Global Inflation-
	Indexed	Indexed Hedged
	Portfolio	Portfolio
Investment Income
Interest	$4,832,678	$671,992

Expenses
Investment advisory fees (Note 3)	336,961	52,527
Administration fees (Note 3)	51,351	8,835
Distribution fees - Investor Class	46	27
Custodian and accounting fees (Note 3)	42,299	47,828
Directors' fees and expenses	57,063	8,166
Audit fees	43,699	31,460
Legal fees	30,646	21,090
Transfer agent fees:
Advisor Class	55	58
Investor Class	31	31
Registration fees	13,913	15,548
Chief Compliance Officer fees (Note 3)	22,395	3,371
Other fees and expenses	13,621	8,101
Total operating expenses	612,080	197,042
Waiver of investment advisory fees (Note 3)	(317,016)	(52,527)
Reduction of expenses by investment adviser	-	(78,824)
Operating expenses, net	295,064	65,691
Investment income, net	4,537,614	606,301

Net Realized and Unrealized Gain (Loss) on Investments, Financial Futures
Contracts and Foreign Currency-Related Transactions
Net realized gain (loss) on investments	(685,173)	401,905
Net realized gain (loss) on financial futures contracts	(150,123)	8,281
Net realized loss on foreign currency-related transactions	-	(719,068)
Net change in unrealized appreciation/depreciation on investments	5,607,430	262,430
Net change in unrealized appreciation/depreciation on financial futures contracts	64,622	9,765
Net change in unrealized appreciation/depreciation on translation of other assets
and liabilities denominated in foreign currencies	-	280,609
Net realized and unrealized gain on investments, financial futures contracts and
foreign currency-related transactions	4,836,756	243,922

Net Increase in Net Assets Resulting from Operations	$9,374,370	$850,223

See Notes to Financial Statements

FFTW Funds, Inc.

Statements of Changes in Net Assets

	U.S. Short-Term Portfolio		Limited Duration Portfolio

	For the Years Ended		For the Years Ended
	December 31,		December 31,
	2007	2006	2007	2006
Increase (Decrease) in Net Assets From Operations

Investment income, net	$3,798,679	$7,216,488	$5,225,773	$4,814,724
Net realized gain (loss) on investments, financial
futures and swap contracts	(2,446,136)	1,063	844,672	(752,428)
Net change in unrealized appreciation/depreciation
on investments, financial futures and swap
contracts	(938,816)	(23,108)	(160,713)	800,485
Net increase in net assets resulting from operations	413,727	7,194,443	5,909,732	4,862,781

Distributions to Shareholders
From investment income, net	(3,811,862)	(7,266,603)	(5,218,828)	(4,545,231)

Capital Share Transactions, Net	(105,877,675)	(17,480,659)	11,171,680	(8,338,345)
Total increase (decrease) in net assets	(109,275,810)	(17,552,819)	11,862,584	(8,020,795)

Net Assets
Beginning of Year	123,707,543	141,260,362	105,862,905	113,883,700
End of Year	$14,431,733	$123,707,543	$117,725,489	$105,862,905
Undistributed (Distributions in Excess of)
Investment Income, Net	-	($8,977)	$149,248	$174,057

See Notes to Financial Statements

FFTW Funds, Inc.

Statement of Changes in Net Assets (continued)

	International Portfolio

	For the Years Ended
	December 31,
	2007	2006
Increase (Decrease) in Net Assets From Operations
Investment income, net	$2,286,847	$2,323,163
Net realized gain (loss) on investments, financial
futures contracts and foreign currency-related
transactions	604,806	(1,304,555)
Net change in unrealized appreciation/depreciation on
investments, financial futures contracts and on
translation of assets and liabilities denominated in
foreign currencies	2,550,581	4,121,321
Net increase in net assets resulting from operations	5,442,234	5,139,929

Distributions to Shareholders
From investment income, net	(1,780,116)	(63,796)
Tax return of capital	-	(1,821,167)
Total Distributions	(1,780,116)	(1,884,963)

Capital Share Transactions, Net	(23,077,383)	10,154,623
Total increase (decrease) in net assets	(19,415,265)	13,409,589

Net Assets
Beginning of Year	87,999,073	74,589,484
End of Year	$68,583,808	$87,999,073
Distributions in Excess of Investment Income, Net	$272,103	($821,728)

See Notes to Financial Statements

FFTW Funds, Inc.

Statement of Changes in Net Assets (continued)

			Global Inflation-Indexed Hedged
	U.S. Inflation-Indexed Portfolio		Portfolio

	For the Years Ended		For the Years Ended
	December 31,		December 31,
	2007	2006	2007	2006
Increase (Decrease) in Net Assets From Operations
Investment income, net	$4,537,614	$3,587,113	$606,301	$684,172
Net realized loss on investments, financial futures
contracts and foreign currency-related transactions	(835,296)	(2,044,499)	(308,882)	(222,346)
Net change in unrealized appreciation/ depreciation on
investments, financial futures contracts and on
translation of assets and liabilities denominated in
foreign currencies	5,672,052	(514,244)	552,804	(264,217)
Net increase in net assets resulting from operations	9,374,370	1,028,370	850,223	197,609

Distributions to Shareholders
From investment income, net:
Advisor Class	(4,502,780)	(3,587,113)	(398,524)	(328,199)
Investor Class	(721)		(214)
From net realized gain on investments, financial
futures contracts and foreign currency-related
transactions:
Advisor Class	-	(49,747)	-	(254,342)
Tax return of capital:
Advisor Class	-	(687,872)	(80,492)	(364,788)
Investor Class			(43)
Total Distributions	(4,503,501)	(4,324,732)	(479,273)	(947,329)

Capital Share Transactions, Net
Advisor Class	(17,669,421)	2,704,731	(2,524,708)	(5,103,228)
Investor Class	40,573	-	54,735	-
Total capital share transactions, net	(17,628,848)	2,704,731	(2,469,973)	(5,103,228)
Total decrease in net assets	(12,757,979)	(591,631)	(2,099,023)	(5,852,948)

Net Assets
Beginning of Year	107,830,171	108,421,802	13,877,380	19,730,328
End of Year	$95,072,192	$107,830,171	$11,778,357	$13,877,380
Undistributed (Distributions in Excess of)
Investment Income, Net	$34,113	$-	($216,673)	($148,574)

See Notes to Financial Statements

FFTW Funds, Inc.

Financial Highlights U.S. Short-Term Portfolio

	For the Years Ended December 31,
For a share outstanding throughout the year:	2007	2006	2005		2004	2003
Per Share Data
Net asset value, beginning of year	$9.29	$9.30	$9.33		$9.43	$9.53
Increase (Decrease) From Investment
Operations
Investment income, net	0.49	0.47	0.30		0.26	0.19	*
Net realized and unrealized gain (loss) on
investments and financial futures and swap
contracts	(0.46)	(0.01)	-	‡	(0.10)	(0.05)
Total from investment operations	0.03	0.46	0.30		0.16	0.14
Distributions
From investment income, net	(0.50)	(0.47)	(0.33)		(0.26)	(0.24)
Net asset value, end of year	$8.82	$9.29	$9.30		$9.33	$9.43

Total Return	0.19%	5.17%	3.32%		1.74%	1.49%

Ratios/Supplemental Data
Net assets, end of year (000's)	$14,432	$123,708	$141,260		$143,773	$103,838
Ratio of operating expenses to average net
assets, exclusive of interest expense (a)	0.40%	0.38%	0.37%		0.35%	0.35%
Ratio of operating expenses to average net
assets, inclusive of interest expense (a)	0.86%	0.44%	0.39%		0.35%	0.35%
Ratio of net investment income to average net
assets (a)	5.41%	5.01%	3.47%		2.45%	1.98%
Decrease in above expense ratios due to waiver
of investment advisory fees	0.26%	0.15%	0.15%		0.15%	0.16%
Portfolio Turnover	39%	115%	176%		165%	190%

(a)	Net of waivers
‡	Rounds to less than $0.01
*	Calculation based on average shares outstanding

See Notes to Financial Statements

FFTW Funds, Inc.

Financial Highlights (continued) Limited Duration Portfolio

	For the Years Ended December 31,
For a share outstanding throughout the year:	2007	2006	2005		2004		2003
Per Share Data
Net asset value, beginning of year	$9.60	$9.57	$9.76		$9.96		$10.15
Increase (Decrease) From Investment
Operations
Investment income, net	0.46	0.43	0.40	*	0.31	*	0.34	*
Net realized and unrealized gain (loss) on
investments and financial futures contracts	0.06	(0.01)	(0.18)		(0.15)		(0.09)
Total from investment operations	0.52	0.42	0.22		0.16		0.25
Distributions
From investment income, net	(0.46)	(0.39)	(0.41)		(0.35)		(0.38)
From net realized gain on investments, financial
futures contracts and foreign currency
related transactions	-	-	-		(0.01)		(0.06)
Total distributions	(0.46)	(0.39)	(0.41)		(0.36)		(0.44)
Net asset value, end of year	$9.66	$9.60	$9.57		$9.76		$9.96

Total Return	5.66%	4.49%	2.31%		1.65%		2.49%

Ratios/Supplemental Data
Net assets, end of year (000's)	$117,725	$105,863	$113,884		$77,960		$124,072
Ratio of operating expenses to average net
assets, exclusive of interest expense (a)	0.46%	0.39%	0.38%		0.37%		0.35%
Ratio of operating expenses to average net
assets, inclusive of interest expense (a)	0.54%	0.43%	0.38%		0.37%		0.35%
Ratio of net investment income to average net
assets (a)	4.81%	4.28%	3.60%		3.13%		3.35%
Decrease in above expense ratios due to waiver
of investment advisory fees	0.20%	0.20%	0.20%		0.20%		0.20%
Portfolio Turnover	49%	154%	171%		191%		352%

(a)	Net of waivers
*	Calculation based on average shares outstanding

See Notes to Financial Statements

FFTW Funds, Inc.

Financial Highlights (continued) International Portfolio

	For the Years Ended December 31,
For a share outstanding throughout the year:	2007	2006		2005		2004		2003
Per Share Data
Net asset value, beginning of year	$7.61	$7.30		$9.09		$8.81		$8.67
Increase (Decrease) From Investment
Operations
Investment income, net	0.23	0.22	*	0.22	*	0.21	*	0.20
Net realized and unrealized gain (loss) on
investments, financial futures contracts and
foreign currency related transactions	0.53	0.27		(1.08)		0.77		1.46
Total from investment operations	0.76	0.49		(0.86)		0.98		1.66
Distributions
From investment income, net	(0.20)	(0.01)		(0.62)		(0.62)		(1.32)
From net realized gain on investments, financial
futures and foreign currency related
transactions	-	-		(0.10)		(0.08)		(0.20)
From tax return of capital	-	(0.17)		(0.21)		-		-
Total distributions	(0.20)	(0.18)		(0.93)		(0.70)		(1.52)
Net asset value, end of year	$8.17	$7.61		$7.30		$9.09		$8.81

Total Return	10.04%	6.93%		(9.77%)		12.17%		20.25%

Ratios/Supplemental Data
Net assets, end of year (000's)	$68,584	$87,999		$74,589		$82,880		$79,542
Ratio of operating expenses to average net
assets, exclusive of interest expense (a)	0.92%	0.81%		0.75%		0.76%		0.71%
Ratio of operating expenses to average net
assets, inclusive of interest expense (a)	0.92%	0.81%		0.75%		0.76%		0.71%
Ratio of net investment income to average net
assets (a)	3.30%	2.93%		2.68%		2.44%		2.22%
Decrease in above expense ratios due to waiver
of investment advisory fees	N/A	N/A		N/A		N/A		0.01%
Portfolio Turnover	145%	61%		79%		221%		223%

(a)	Net of waivers
*	Calculation based on average shares outstanding

See Notes to Financial Statements

FFTW Funds, Inc.

Financial Highlights (continued) U.S. Inflation-Indexed Portfolio – Advisor Class

	For the Years Ended December 31,
For a share outstanding throughout the year:	2007	2006		2005	2004	2003
Per Share Data
Net asset value, beginning of year	$10.03	$10.34		$10.67	$10.71	$10.82
Increase (Decrease) From Investment
Operations
Investment income, net	0.56	0.34		0.53	0.42	0.40	*
Net realized and unrealized gain (loss) on
investments and financial futures contracts	0.53	(0.25)		(0.17)	0.59	0.42
Total from investment operations	1.09	0.09		0.36	1.01	0.82
Distributions
From investment income, net	(0.55)	(0.34)		(0.53)	(0.42)	(0.41)
From net realized gain on investments and
financial futures contracts	-	-	‡	(0.16)	(0.63)	(0.52)
From return of capital	-	(0.06)		-	-	-
Total distributions	(0.55)	(0.40)		(0.69)	(1.05)	(0.93)
Net asset value, end of year	$10.57	$10.03		$10.34	$10.67	$10.71

Total Return	11.25%	1.00%		3.44%	9.71%	7.65%

Ratios/Supplemental Data
Net assets, end of year (000's)	$95,029	$107,830		$108,422	$99,981	$86,162
Ratio of operating expenses to average net
assets, exclusive of interest expense (a)	0.35%	0.35%		0.35%	0.35%	0.35%
Ratio of operating expenses to average net
assets, inclusive of interest expense (a)	0.35%	0.35%		0.35%	0.35%	0.35%
Ratio of net investment income to average net
assets (a)	5.38%	3.33%		5.08%	4.06%	3.65%
Decrease in above expense ratios due to waiver
of investment advisory fees	0.38%	0.27%		0.25%	0.29%	0.25%
Portfolio Turnover	316%	522%		637%	774%	154%

(a)	Net of waivers
‡	Rounds to less than $0.01.
*	Calculation based on average shares outstanding

See Notes to Financial Statements

FFTW Funds, Inc.

Financial Highlights (continued) U.S. Inflation-Indexed Portfolio – Investor Class

	For the Period From
	April 12, 2007* to
For a share outstanding throughout the period:	December 31, 2007
Per Share Data
Net asset value, beginning of period	$10.00
Increase (Decrease) From Investment Operations
Investment income, net	0.38
Net realized and unrealized gain on investments and financial futures contracts	0.49
Total from investment operations	0.87
Distributions
From investment income, net	(0.37)
Net asset value, end of period	$10.50

Total Return	8.95%	(b)

Ratios/Supplemental Data
Net assets, end of period (000's)	$43
Ratio of operating expenses to average net assets, exclusive of interest expense (a)	0.60%	(c)
Ratio of operating expenses to average net assets, inclusive of interest expense (a)	0.60%	(c)
Ratio of net investment income to average net assets (a)	4.47%	(c)
Decrease in above expense ratios due to waiver of investment advisory fees	0.58%	(c)
Portfolio Turnover	316%	(b)

(a)	Net of waivers
(b)	Not Annualized
(c)	Annualized
*	Commencement of operations

See Notes to Financial Statements

FFTW Funds, Inc.

Financial Highlights (continued) Global Inflation-Indexed Hedged Portfolio – Advisor Class

								Period From
								January 14,
								2003** to
	For the Years Ended December 31,							December 31,
For a share outstanding throughout the period:	2007	2006		2005		2004		2003
Per Share Data
Net asset value, beginning of period	$9.79	$10.18		$10.39		$10.28		$10.00
Increase (Decrease) From Investment
Operations
Investment income, net	0.44	0.35	*	0.42	*	0.37	*	0.38	*
Net realized and unrealized gain (loss) on
investments, financial futures contracts and
foreign currency related transactions	0.23	(0.25)		0.13		0.53		0.27
Total from investment operations	0.67	0.10		0.55		0.90		0.65
Distributions
From investment income, net	(0.34)	(0.16)		(0.47)		(0.42)		(0.25)
From net realized gain on investments, financial
futures contracts and foreign currency
related transactions	-	(0.13)		(0.29)		(0.37)		(0.10)
From return of capital	-	(0.20)		-		-		(0.02)
Total distributions	(0.34)	(0.49)		(0.76)		(0.79)		(0.37)
Net asset value, end of period	$10.12	$9.79		$10.18		$10.39		$10.28

Total Return	7.15%	1.04%		5.33%		8.93%		6.59%	(b)

Ratios/Supplemental Data
Net assets, end of period (000's)	$11,723	$13,877		$19,730		$22,946		$20,987
Ratio of operating expenses to average net
assets, exclusive of interest expense (a)	0.50%	0.50%		0.50%		0.50%		0.50%	(c)
Ratio of operating expenses to average net
assets, inclusive of interest expense (a)	0.50%	0.50%		0.50%		0.50%		0.50%	(c)
Ratio of net investment income to average net
assets (a)	4.62%	3.69%		3.98%		3.54%		3.87%	(c)
Decrease in above expense ratios due to waiver
of investment advisory fees and reduction of
expenses by investment adviser	1.00%	0.65%		0.37%		0.40%		0.31%	(c)
Portfolio Turnover	435%	674%		707%		593%		137%	(b)

(a)	Net of waivers
(b)	Not annualized
(c)	Annualized
*	Calculation based on average shares outstanding
**	Commencement of operations

See Notes to Financial Statements

FFTW Funds, Inc.

Financial Highlights (continued) Global Inflation-Indexed Hedged Portfolio – Investor Class

	For the Period From
	March 26, 2007* to
For a share outstanding throughout the period:	December 31, 2007
Per Share Data
Net asset value, beginning of period	$10.00
Increase (Decrease) From Investment Operations
Investment income, net	0.35
Net realized and unrealized gain on investments, financial futures contracts and
foreign currency related transactions	0.24
Total from investment operations	0.59
Distributions
From investment income, net	(0.27)
Net asset value, end of period	$10.32

Total Return	6.10%	(b)

Ratios/Supplemental Data
Net assets, end of period (000's)	$55
Ratio of operating expenses to average net assets, exclusive of interest expense (a)	0.75%	(c)
Ratio of operating expenses to average net assets, inclusive of interest expense (a)	0.75%	(c)
Ratio of net investment income to average net assets (a)	5.09%	(c)
Decrease in above expense ratios due to waiver of investment advisory fees and
reduction in expenses by the investment adviser	1.86%	(c)
Portfolio Turnover	435%	(b)

(a)	Net of waivers
(b)	Not annualized
(c)	Annualized
*	Commencement of operations

See Notes to Financial Statements

FFTW Funds, Inc.

Notes to Financial Statements December 31, 2007

1. Organization

FFTW Funds, Inc. (the "Fund") was organized as a Maryland corporation on February 23, 1989 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently has sixteen Portfolios five of which were active as of December 31, 2007. This report contains financial information about these five active Portfolios only. The five active Portfolios are: U.S. Short-Term Portfolio ("U.S. Short-Term"); Limited Duration Portfolio ("Limited Duration"); International Portfolio ("International"); U.S. Inflation-Indexed Portfolio (“U.S. Inflation-Indexed”); and Global Inflation-Indexed Hedged Portfolio (“Global Inflation-Indexed Hedged”) – (individually, the “Portfolio” and collectively, the “Portfolios”). In the course of 2007, two other portfolios, the Mortgage-Backed Portfolio and the Worldwide Portfolio, were liquidated, and information pertaining to these two portfolios are not included in this report.

The Fund is managed by Fischer Francis Trees & Watts, Inc. (the "Adviser").

2. Summary of Significant Accounting Policies

Net Asset Value

The net asset value per share ("NAV") of each Portfolio is determined by adding the value of all of the assets of the Portfolio, subtracting all of the Portfolio's liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The NAV is calculated by the Fund's Accounting Agent as of 4:00 p.m. Eastern time (unless the markets close early) on each Business Day (as that term is defined in the Fund's registration statement) for each Portfolio.

Securities

All securities transactions are recorded no later than one business day following trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Interest income and expense are recorded on the accrual basis. The Fund amortizes discount or premium on a daily basis to interest income using the interest method. The Fund uses the first-in first-out method for determining gain or loss on sales of securities. Portfolio turnover rates are believed to be higher than the turnover experienced by most fixed income funds, due to the Adviser's active management of duration. The Adviser will not consider the portfolio turnover rate to be a limiting factor in making investment decisions for a Portfolio. High portfolio turnover may involve greater brokerage commissions and transaction costs which will be paid by a Portfolio. In addition, high turnover rates may result in increased short-term capital gains.

Valuation

Readily marketable fixed-income securities are valued on the basis of prices provided by independent pricing services when such prices are believed by the Adviser to reflect the market value of such securities, subject to the oversight of the Board of Directors. Securities traded on an exchange are valued at their last sales price on that exchange. Securities and other financial instruments for which over-the-counter market quotations are available are valued at the latest bid price (ask price for short sales). Time deposits and repurchase agreements are generally valued at their cost plus accrued interest, which approximate market value. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, are not valued by a pricing service approved by the Board of Directors, or are determined by the Fund not to reflect accurately fair value (such as when an event occurs after the close of markets and that is determined by the Fund to have changed the value of the security), are revalued at fair value as determined in good faith under the direction of the Board of Directors by the Fund’s valuation committee. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of

FFTW Funds, Inc.

Notes to Financial Statements (continued) December 31, 2007

2. Summary of Significant Accounting Policies (continued)

Valuation (continued)

restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Securities with maturities of less than 60 days are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for the Fund's fiscal year 2008 and for interim periods within that year. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported in the statements of changes in net assets for a fiscal period.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities - including an amendment of FASB Statement No. 115". SFAS No. 159 permits an entity to elect fair value as the initial and subsequent measurement attribute for many of assets and liabilities for which the fair value option has been elected and similar assets and liabilities measured using another measurement attribute. SFAS No. 159 is effective for the Fund's fiscal year 2008 and for interim periods within that year. The adjustment to reflect the difference between the fair value and the carrying amount would be accounted for as a cumulative-effect adjustment to members' equity as of the date of the initial adoption. As of December 31, 2007, the Fund does not believe the adoption of SFAS No. 159 will materially impact the amounts reported in the financial statements.

Expenses

Expenses directly attributed to each Portfolio in the Fund are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated proportionately among them based on their net assets.

Income Tax

There is no provision for federal income or excise tax since each Portfolio distributes all of its taxable income and qualifies or intends to qualify as a regulated investment company ("RIC") by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs.

The Fund adopted the FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are, “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of FIN 48 was applied to all open tax years as of January 1, 2007. The adoption of FIN 48 did not have an effect on the net asset

FFTW Funds, Inc.

Notes to Financial Statements (continued) December 31, 2007

2. Summary of Significant Accounting Policies (continued)

Income Tax (continued)

value, financial condition or results of operations of the Fund as there was no liability for unrecognized tax benefits and no change to the beginning net asset value of the Fund. As of and during the period ended December 31, 2007, the Fund did not have a liability for any unrecognized tax benefits. Management’s determination regarding FIN 48 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Dividends to Shareholders

Net investment income (including accrued but unpaid interest, amortization of original issue and market discount or premium, and accrued expenses) of each Portfolio, other than U.S. Short-Term, is declared as a dividend payable to the respective shareholders of record as of the second to last Business Day of each month. The net investment income of U.S. Short-Term is declared as a dividend payable daily to the shareholders of record as of the close of each Business Day. Additionally, each Portfolio, at its discretion, may declare special dividends or distributions to comply with all federal tax regulations.

Dividends are paid in cash or reinvested monthly for all Portfolios. Distributions from net capital gains of each Portfolio, if any, are normally declared and paid annually, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain may not be distributed.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with U.S. federal income tax regulations and may differ from net investment income and realized gains recorded by a Portfolio for financial reporting purposes.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and net realized capital gains, respectively. To the extent that they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital stock in excess of par (i.e., return of capital).

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward foreign exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized gains or losses on foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized appreciation and depreciation on assets and liabilities other than investments in securities denominated in foreign currencies arise from changes in the exchange rates.

FFTW Funds, Inc.

Notes to Financial Statements (continued) December 31, 2007

2. Summary of Significant Accounting Policies (continued)

Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, financial highlights and notes thereto. Actual results could differ from those estimates.

3. Investment Advisory Agreements and Affiliated Transactions

The investment advisory fees to be paid to the Adviser are computed daily at annual rates set forth below. The fees are payable quarterly for U.S. Short-Term Portfolio, and monthly for Limited Duration, International, U.S. Inflation-Indexed, and Global Inflation-Indexed Hedged portfolios.

From time to time, the Adviser has agreed to waive its investment advisory fees and reimburse the Portfolios for any expenses (exclusive of interest, taxes, brokerage commissions and other extraordinary expenses) in excess of certain specified amounts. The table below summarizes the current investment advisory fee arrangement for the year ended December 31, 2007 (reflecting certain waivers), the investment advisory fees per the Agreements and the current expense cap as percentages of average daily net assets. All waiver and expense cap agreements are in effect until further notice. The current expense caps and investment advisory fee waivers for U.S. Short-Term can only be changed by consent of the shareholders. All other expense caps and fee waivers can be terminated at any time by the Adviser.

	Investment Advisory	Current Investment	Current Expense	Current Expense
Portfolio	Fee per Agreement	Advisory Fee	Cap (Adviser Class)	Cap (Investor Class)
U.S. Short-Term	0.30%	0.15%	0.40% (a)	-
Limited Duration	0.35%	0.15%	-	-
International	0.40%	0.40%	-	-
U.S. Inflation-Indexed	0.40%	0.20%	0.35% (b)	0.60%
Global Inflation-Indexed Hedged	0.40%	0.20%	0.50% (b)	0.75%

(a)	Contractual expense cap per the Advisory Agreement.
(b)	Voluntary expense cap which may be eliminated upon notice from the Adviser.

Effective May 28, 2002, Directors who are not employees of the Adviser receive an annual retainer of $40,000 payable in quarterly installments. On November 22, 1999, the directors established the position of lead independent director. The lead independent director acts as spokesperson for the remaining independent directors. The lead independent director receives an additional 25% compensation on an annual basis, which is payable in quarterly installments. Directors' fees relating to these retainers totaled $170,000 (not including expenses); these fees were allocated among the Portfolios and were paid in the year ended December 31, 2007. Additionally, a one-time payment of $20,000 was made to the lead director in November 2007 as compensation for extraordinary work he had done on the Funds’ behalf.

As of December 31, 2007, the Adviser had discretionary investment advisory agreements with shareholders of the Fund that represent 28.63% of the Fund's total net assets and, therefore, the Adviser may be deemed a control person.

FFTW Funds, Inc.

Notes to Financial Statements (continued) December 31, 2007

3. Investment Advisory Agreements and Affiliated Transactions (continued)

Pursuant to an Administration Agreement effective on October 1, 2006, Vastardis Fund Services LLC earns the following fees: 0.07% of the first $350 million of the Fund’s average daily net assets, 0.05% thereafter up to $3 billion, 0.04% thereafter up to $5 billion, and 0.03% on assets over $5 billion.

State Street Bank and Trust Company (SSB) (formerly Investor Bank & Trust Company) serves as the Fund's custodian, accounting agent and transfer agent. Fees paid for services rendered by SSB are based upon assets of the Fund and on transactions entered into by the Fund during the period. Fees for such services paid to SSB by the Fund are reflected as administration fees, custodian fees, accounting fees and transfer agent fees in the Statement of Operations.

Effective August 1, 2006, the Fund has contracted with Alaric Compliance Services LLC (“Alaric”) to provide services with respect to the monitoring of the Fund’s compliance program pursuant to rule 38a-1 of the 1940 Act. Alaric has designated Guy F. Talarico as the Fund’s Chief Compliance Officer. For these services, the Fund pays Alaric a monthly fee, plus any out-of-pocket expenses. Each Portfolio pays a pro rata portion of the fees based on its share of the Fund’s average monthly net assets.

4. Investment Transactions

Purchase costs and proceeds from sales of investment securities, other than short-term investments, for the year ended December 31, 2007 for each of the Portfolios were as follows:

	Purchase Cost of		Proceeds from Sales of
	Non-U.S.		Non-U.S.
	Government	U.S. Government	Government	U.S. Government
Portfolio	Securities	Securities	Securities	Securities
U.S. Short-Term	$25,878,560	$2,523,611	$116,641,943	$3,371,020
Limited Duration	55,427,763	25,776,425	45,562,404	8,016,758
International	58,579,668	30,204,392	54,933,602	33,490,110
U.S. Inflation-Indexed	-	266,272,521	-	287,009,021
Global Inflation-Indexed Hedged	12,489,800	45,224,042	12,686,384	49,135,668

5. Forward Foreign Exchange Contracts

Each Portfolio may enter into forward foreign exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings with counterparties which the Portfolios’ Adviser has deemed creditworthy. A forward foreign exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. These contracts are valued daily, and the Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rate at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities and in the statement of operations as unrealized gains and losses. Realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency-related transactions in the Statement of Operations. The Portfolios’ custodian will place and maintain cash not available for investment,

FFTW Funds, Inc.

Notes to Financial Statements (continued) December 31, 2007

5. Forward Foreign Exchange Contracts (continued)

U.S. government securities, or other appropriate liquid, unencumbered securities in a separate account of the Portfolio having a value equal to the aggregate amount of the Portfolio’s commitments under certain open forward foreign exchange contracts (see Note 11). Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Each Portfolio may enter into foreign currency transactions on the spot markets (foreign currency translations that settle in two days) in order to pay for foreign investment purchases or to convert to U.S. dollars the proceeds from foreign investment sales or coupon interest receipts.

The details each Portfolio’s outstanding forward foreign exchange contracts at December 31, 2007 (if applicable) are contained at the end of the Schedule of Investments of that Portfolio.

6. Financial Futures Contracts

Each Portfolio may enter into financial futures contracts to hedge its interest rate and foreign currency risk. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation of the price of futures contracts with the underlying interest rate risk.

Investments in financial futures contracts require the Portfolios to "mark to market" open positions on a daily basis, in order to reflect the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin is paid or received to reflect daily unrealized gains or losses. When the contracts are closed, the Portfolios recognize a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. These investments require initial margin deposits which consist of cash or eligible securities.

At December 31, 2007, the Portfolios placed U.S. Treasury bills, other liquid securities or cash with the futures clearing broker with respect to their financial futures contracts as follows:

December 31, 2007
Portfolio	Collateral Value
Limited Duration	$201,136
International	327,182
U.S. Inflation-Indexed	100,570
Global Inflation-Indexed Hedged	11,070

The details of each Portfolio’s open futures contracts at December 31, 2007 (if applicable) are contained at the end of the Schedule of Investments of that Portfolio.

FFTW Funds, Inc.

Notes to Financial Statements (continued) December 31, 2007

7. Capital Stock Transactions

As of December 31, 2007, the Fund complex has authorized 5,000,000,000 shares, each with a par value of $0.001. Each Portfolio has been allocated 200,000,000 shares, with the remainder as unallocated.

Transactions in capital stock for U.S. Short-Term were as follows for the periods indicated:

	Year Ended		Year Ended
	December 31, 2007		December 31, 2006
	Shares	Amount	Shares	Amount
Shares sold	17,428,997	$160,396,127	36,655,094	$340,661,700
Shares issued related to reinvestment of
dividends	406,182	3,738,418	766,191	7,120,955
	17,835,179	164,134,545	37,421,285	347,782,655
Shares redeemed	29,510,158	270,012,220	39,305,334	365,263,314
Net decrease	(11,674,979)	($105,877,675)	(1,884,049)	($17,480,659)

Transactions in capital stock for Limited Duration were as follows for the periods indicated:

	Year Ended		Year Ended
	December 31, 2007		December 31, 2006
	Shares	Amount	Shares	Amount
Shares sold	1,089,644	$10,503,714	2,059,457	$19,680,000
Shares issued related to reinvestment of
dividends	542,498	5,218,828	476,225	4,544,957
	1,632,142	15,722,542	2,535,682	24,224,957
Shares redeemed	473,329	4,550,862	3,408,853	32,563,302
Net increase (decrease)	1,158,813	$11,171,680	(873,171)	($8,338,345)

Transactions in capital stock for International were as follows for the periods indicated:

	Year Ended		Year Ended
	December 31, 2007		December 31, 2006
	Shares	Amount	Shares	Amount
Shares sold	4,317,638	$33,120,153	4,850,534	$36,366,769
Shares issued related to reinvestment of
dividends	217,338	1,679,498	191,018	1,423,216
	4,534,976	34,799,651	5,041,552	37,789,985
Shares redeemed	7,692,671	57,877,034	3,707,763	27,635,362
Net increase (decrease)	(3,157,695)	($23,077,383)	1,333,789	$10,154,623

FFTW Funds, Inc.

Notes to Financial Statements (continued) December 31, 2007

7. Capital Stock Transactions (continued)

Transactions in capital stock for U.S. Inflation-Indexed – Advisor Class were as follows for the periods indicated:

	Year Ended		Year Ended
	December 31, 2007		December 31, 2006
	Shares	Amount	Shares	Amount
Shares sold	876,029	$8,836,825	253,722	$2,580,000
Shares issued related to reinvestment of
dividends	445,215	4,502,780	430,030	4,324,731
	1,321,244	13,339,605	683,752	6,904,731
Shares redeemed	3,081,923	31,009,026	413,668	4,200,000
Net increase (decrease)	(1,760,679)	($17,669,421)	270,084	$2,704,731

Transactions in capital stock for U.S. Inflation-Indexed - Investor Class were as follows for the period indicated:

	Period from April 12, 2007[1]
	to December 31, 2007
	Shares	Amount
Shares sold	4,825	$48,337
Shares issued related to reinvestment of
dividends	71	721
	4,896	49,058
Shares redeemed	812	8,485
Net increase	4,084	$40,573

[1] Commencement of operations

Transactions in capital stock for Global Inflation-Indexed Hedged – Advisor Class were as follows for the periods indicated:

	Year Ended		Year Ended
	December 31, 2007		December 31, 2006
	Shares	Amount	Shares	Amount
Shares sold	25,772	$250,247	-	$-
Shares issued related to reinvestment of
dividends	49,519	479,016	95,769	947,329
	75,291	729,263	95,769	947,329
Shares redeemed	335,514	3,253,971	616,349	6,050,557
Net decrease	(260,223)	($2,524,708)	(520,580)	($5,103,228)

FFTW Funds, Inc.

Notes to Financial Statements (continued) December 31, 2007

7. Capital Stock Transactions (continued)

Transactions in capital stock for Global Inflation-Indexed Hedged - Investor Class were as follows for the period indicated:

	Period from March 26, 2007[1]
	to December 31, 2007
	Shares	Amount
Shares sold	5,621	$57,501
Shares issued related to reinvestment of
dividends	26	257
	5,647	57,758
Shares redeemed	307	3,023
Net increase	5,340	$54,735

1 Commencement of operations

8. Federal Income Tax Information

At December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

				Net Unrealized
	Undistributed	Undistributed Long-	Accumulated Capital	Appreciation
Portfolio	Ordinary Income	Term Capital Gain	and Other Losses	(Depreciation)
U.S. Short-Term	$-	$-	($8,915,553)	($1,001,531)
Limited Duration	149,248	-	(3,060,042)	(385,985)
International	1,964,898	-	(440,372)	3,455,169
U.S. Inflation-Indexed	34,113	-	(3,504,694)	3,749,629
Global Inflation-Indexed
Hedged	-	-	(347,475)	323,650

The difference between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities is primarily due to the federal income tax treatment of wash sales, post-October losses, straddles and forward and future contracts. Temporary differences do not require reclassification.

The tax character of distributions for each Portfolio’s fiscal year ended December 31, 2007 and December 31, 2006 is as follows:

	Ordinary Income (a)		Long-Term Capital Gains		Return of Capital
Portfolio	2007	2006	2007	2006	2007	2006
U.S. Short-Term	$3,811,862	$7,266,603	$-	$-	$-	$-
Limited Duration	5,218,828	4,545,231	-	-	-	-
International	1,780,116	63,796	-	-	-	1,821,167
U.S. Inflation-Indexed	4,503,501	3,636,860	-	-	-	687,872
Global Inflation-Indexed Hedged	398,738	328,199	-	254,342	80,535	364,788

(a) Includes distributions from Portfolio net short-term capital gains.

FFTW Funds, Inc.

Notes to Financial Statements (continued) December 31, 2007

8. Federal Income Tax Information (continued)

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and net realized capital gains, respectively. To the extent that they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital stock in excess of par (i.e., return of capital).

During the year ended December 31, 2007, the Portfolios reclassified the following permanent book to tax differences [increases (decreases)]:

	Undistributed Net	Accumulated Net	Capital Stock in Excess
Portfolio	Investment Income	Realized Gain (Loss)	of Par Value
U.S. Short-Term	$22,160	$7,628,171	($7,650,331)
Limited Duration	(31,754)	31,754	-
International	587,100	(587,100)	-
U.S. Inflation-Indexed	-	-	-
Global Inflation-Indexed Hedged	(195,127)	275,662	(80,535)

These reclassifications were made as a result of the differences in the treatment of foreign currency transactions, paydowns on mortgage-backed securities, tax return of capital, net realized securities gains and the expiration of capital loss carryforwards for federal tax purposes. Each Portfolio’s net assets were not affected by these reclassifications.

At December 31, 2007, certain Portfolios had the following capital loss carryforwards to offset net capital gains, to the extent provided by federal income tax regulations.

	Carryforward	Expiration
Portfolio	Amount	Date
U.S. Short-Term	$1,768,493	12/31/2008
	1,204,646	12/31/2010
	1,272,514	12/31/2011
	882,026	12/31/2012
	1,285,671	12/31/2013
	32,581	12/31/2014
	2,429,398	12/31/2015

Limited Duration	250,733	12/31/2012
	1,452,456	12/31/2013
	1,356,853	12/31/2014

International	87,286	12/31/2014
	171,130	12/31/2015

FFTW Funds, Inc.

Notes to Financial Statements (continued) December 31, 2007

8. Federal Income Tax Information (continued)

	Carryforward	Expiration
Portfolio	Amount	Date
U.S. Inflation-Indexed	2,288,225	12/31/2014
	1,196,724	12/31/2015

Global Inflation-Indexed Hedged	285,673	12/31/2014
	54,140	12/31/2015

In addition, U.S. Short Term, International, U.S. Inflation-Index and Global Inflation-Indexed Hedged generated post October 31, 2007, net capital losses of $40,224, $181,956, $19,746 and $7,662 respectively, which, if unused, will expire on December 31, 2015. For U.S. Short-Term $7,649,973 of unutilized capital loss carryforwards expired in the current year. Limited Duration utilized $857,952 of capital loss carryforwards in the current year.

9. Repurchase and Reverse Repurchase Agreements

Each Portfolio may enter into repurchase and reverse repurchase agreements. The Adviser determines creditworthiness of a repurchase agreement party, subject to the oversight of the Board of Directors. Under a repurchase agreement, a bank or securities firm which the Portfolio's Adviser has deemed creditworthy (that is, a dealer in U.S. government securities reporting to the Federal Reserve Bank of New York) or the Fund’s custodian, agrees to sell U.S. government securities to a Portfolio and repurchase such securities from such Portfolio at a mutually agreed upon price and date. Under a reverse repurchase agreement, a primary or reporting dealer in U.S. government securities purchases U.S. government securities from a Portfolio and the Portfolio agrees to repurchase the securities for an agreed price at a later date. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Portfolio may decline below the price of the securities that the Portfolio is obligated to repurchase. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, such Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. When a Portfolio engages in reverse repurchase transactions, the Portfolio will maintain, in a segregated account with its custodian, cash or securities equal in value to those subject to the reverse repurchase agreement (see Note 11). Each Portfolio will only engage in repurchase and reverse repurchase transactions with parties selected on the basis of such counterparty's creditworthiness.

There was no open repurchase agreement or open reverse repurchase agreement at December 31, 2007.

10. Swap Transactions

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based on or calculated by reference to changes in specified prices or rates for a specified notional amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks include a possibility that no liquid market exists for these obligations that the counterparty defaults on its obligation, or that unfavorable changes occur in the value of underlying securities or indices related

FFTW Funds, Inc.

Notes to Financial Statements (continued) December 31, 2007

10. Swap Transactions (continued)

to a swap contract. The loss incurred by the failure of counterparty generally is limited to the net payment to be received by a Portfolio, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating overall potential risk.

The only open swap contract at December 31, 2007 resided in the U.S. Short-Term Portfolio. The particulars with respect to this contract are reported at the end of the Schedule of Investments of that Portfolio.

11. Segregation of Assets

It is the policy of each of the Fund’s Portfolios to have its custodian segregates certain assets to cover portfolio transactions which are deemed to create leverage under Section 18(f) of the Investment Company Act of 1940. Given certain operational efficiencies it is impractical to specify individual securities to be used for segregation purposes except for the initial margin of futures contracts. Therefore, the Fund's custodian has been instructed to segregate all assets on a settled basis. The Portfolios will not enter into transactions deemed to create leverage in excess of each Portfolio's ability to segregate up to 100% of its settled liquid assets.

12. Concentration of Risks

The Portfolios may invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid and more volatile than the securities markets of the United States and developed foreign markets.

The Portfolios may invest in debt securities which are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater the risks. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments and thus default.

13. Subsequent Events

The Board of Directors of the Funds, has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) for each Portfolio of the Fund. The Agreement provides that each Portfolio will reorganize with a corresponding fund of the American Independence Funds Trust as follows:

Acquired Fund	Acquiring Fund
FFTW International Portfolio	American Independence International Bond Fund
FFTW U.S. Short-Term Portfolio	American Independence Ultra-Short Bond Fund
FFTW Limited Duration Portfolio	American Independence Short-Term Bond Fund
FFTW Global Inflation-Indexed Hedged Portfolio	American Independence Global Inflation-Indexed Hedged Fund
FFTW U.S. Inflation-Indexed Portfolio	American Independence U.S. Inflation-Indexed Fund

FFTW Funds, Inc.

Notes to Financial Statements (continued) December 31, 2007

13. Subsequent Events (continued)

Subject to approval by the shareholders of each Portfolio or Acquired Fund, each reorganization is expected to be effected on or about April 18, 2008. Upon the completion of the reorganization, each shareholder of an Acquired Fund will become a shareholder of the corresponding Acquiring Fund. In addition, it is intended that the reorganizations will be accomplished without resulting in the imposition of federal income tax on the Acquired Funds or their shareholders. Each Acquired Fund and its corresponding Acquiring Fund have substantially the same investment objectives and policies.

FFTW Funds, Inc.

Notes to Financial Statements (unaudited)

Proxy Voting Policy

A description of FFTW's proxy voting policies and procedures and FFTW's proxy voting record for the most recent twelve-month period ending August 31, 2007 are available without charge, upon request, by calling (800) 247-0473 and on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Reporting

FFTW files its complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. FFTW’s Form N-Q is available without charge, upon request, by calling (800) 247-0473. This information is also available on the website of the Securities and Exchange Commission at www.sec.gov. FFTW’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

FFTW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and
Shareholders of FFTW Fund, Inc.

We have audited the accompanying statements of assets and liabilities of FFTW Funds, Inc. (comprising U.S. Short-Term, Limited Duration, International, U.S. Inflation-Indexed and Global Inflation-Indexed Hedged) (collectively the “Portfolios”), including the schedules of investments, as of December 31, 2007, and the related statements of operations for the year ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2004, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 28, 2005.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting FFTW Funds, Inc. as of December 31, 2007, and the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

New York, New York
February 29, 2008

FFTW Funds, Inc.

Fund Expenses December 31, 2007 (unaudited)

The Portfolios incur ongoing operating expenses during the normal course of business, such as management fees, shareholder service fees and other expenses. The following tables, assuming a $1000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended December 31, 2007, based on, (1) the Portfolio’s actual return and actual expenses, and (2) a hypothetical annualized 5% return and the Portfolio’s actual expenses:

U.S. Short Term
			Operating
	Beginning	Ending	Expense
	Amount	Value	Incurred*
(1) Actual	$1,000.00	$978.53	$4.27
(2) Hypothetical	1,000.00	1,023.19	4.37
*	Expenses are calculated using the annualized expense, net of waivers, for the six months ended December 31, 2007 of 0.86%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Limited Duration
			Operating
	Beginning	Ending	Expense
	Amount	Value	Incurred*
(1) Actual	$1,000.00	$1,032.80	$2.75
(2) Hypothetical	1,000.00	1,022.86	2.74
*	Expenses are calculated using the annualized expense, net of waivers, for the six months ended December 31, 2007 of 0.54%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

International
			Operating
	Beginning	Ending	Expense
	Amount	Value	Incurred*
(1) Actual	$1,000.00	$1,103.50	$4.85
(2) Hypothetical	1,000.00	1,020.54	4.67
*	Expenses are calculated using the annualized expense, net of waivers, for the six months ended December 31, 2007 of 0.92%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

FFTW Funds, Inc.

Fund Expenses (continued) December 31, 2007 (unaudited)

U.S. Inflation-Indexed
			Operating
	Beginning	Ending	Expense
	Amount	Value	Incurred*
Advisor Class:
(1) Actual	$1,000.00	$1,093.78	$1.85
(2) Hypothetical	1,000.00	1,023.44	1.79
Investor Class:
(1) Actual	$1,000.00	$1092.78	$3.16
(2) Hypothetical	1,000.00	1,022.18	3.06
*	Expenses are calculated using the annualized expense, net of waivers, for the six months ended December 31, 2007 of 0.35% for the Advisor Class and 0.60% for the Investor Class, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Global Inflation-Indexed
			Operating
	Beginning	Ending	Expense
	Amount	Value	Incurred*
Advisor Class:
(1) Actual	$1,000.00	$1,079.07	$2.62
(2) Hypothetical	1,000.00	1,022.68	2.55
Investor Class:
(1) Actual	$1,000.00	$1,077.55	$3.93
(2) Hypothetical	1,000.00	1,021.42	3.82
*	Expenses are calculated using the annualized expense, net of waivers, for the six months ended December 31, 2007 of 0.50% for the Advisor Class and 0.75% for the Investor Class, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

FFTW Funds, Inc.

Directors and Officers

  Listed in the charts below is basic information regarding the Directors and officers of the Fund.

Independent Directors:

Number of
Portfolios in
			Principal	Fund
		Term of Office[1]	Occupation(s)	Complex	Other
Name, Address,	Position(s) Held	and Length of	During Past Five	Overseen by	Directorships
and Year of Birth	with Fund	Time Served	Years	Director	Held by Director
John C Head III	Director and	Director since	Managing Member	5	Director of
c/o FFTW, Inc.	Chairman of the	June 1989;	of Head & Company		several private
200 Park Avenue	Board	Chairman of the	L.L.C. since 1987.		companies.
New York, NY		Board since
Born 1948		September 2005

Lawrence B. Krause	Director	Since April 1991	Professor Emeritus	5	Director –
c/o FFTW, Inc.			at the University of		PriceSmart Inc.
200 Park Avenue			California - San
New York, NY			Diego ("UCSD"), La
Born 1929			Jolla, CA from 1987
to 1998; member of
the Council on
Foreign Relations
and Journal of
Economic
Research.

Saul H. Hymans	Director	Since April 1999	Professor Emeritus	5	N/A
c/o FFTW, Inc.			of Economics and
200 Park Avenue			Statistics and
New York, NY			Director of the
Born 1937			Research Seminar
in Quantitative
Economics at the
University of
Michigan; member
of the Michigan
faculty since 1964.

Andrea Redmond	Director	Since April 1999	Managing	5	N/A
c/o FFTW, Inc.			Director of
200 Park Avenue			Russell Reynolds
New York, NY			Associates, Inc.,
Born 1956			an executive
search firm, from
1986 to 2006.

  1 Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

FFTW Funds, Inc.

Directors and Officers (continued)

Interested Director:

Number of
Portfolios in
			Principal	Fund
		Term of Office[1]	Occupation(s)	Complex	Other
Name, Address,	Position(s) Held	and Length of	During Past Five	Overseen by	Directorships
and Year of Birth	with Fund	Time Served	Years	Director	Held by Director
Stephen P. Casper[2]	Director	Formerly Chief	Managing Director	5	Director of the
FFTW, Inc.		Executive Officer	of FFTW, Inc. and		following Boards:
200 Park Avenue		and President	its parent company,		The Depository
New York, NY		from November	Charter Atlantic		Trust & Clearing
Born 1950		2002 to March	Corporation since		Corporation, The
		2007, formerly	December 1991;		Depository Trust
		Vice President	Chief Executive		Company, The
		from February	Officer and		National
		2001-November	President from April		Securities
		2002, Director	2004; Chief		Clearing
		since November	Operating Officer of		Corporation, The
		1997; formerly,	FFTW, Inc. and its		Emerging
		Treasurer from	parent company,		Markets Clearing
		October 1990 –	Charter Atlantic		Corporation, The
		November 1997	Corporation since		Fixed Income
			May 2001.		Clearing
Corporation,
MarketAxess
Holdings, Fischer
Francis Trees &
Watts
(Singapore) Pte
Ltd, FFTW Global
Credit Fund SPC,
Inc., FFTW
Mortgage Total
Return Fund plc,
FFTW Global
Debt Fund plc,
FFTW Alpha
Selection Fund
plc.

[1] Mr. Casper is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

  [2] Mr. Casper is considered an “interested person” of FFTW Funds, Inc. as defined in the Investment Company Act of 1940, as amended, because of his position with FFTW, Inc., which serves as Investment Adviser to the Fund.

FFTW Funds, Inc.

Directors and Officers (continued)

  Principal Officers:

	Position(s) Held with	Term of Office[1] and Length	Principal Occupation(s)
Name, Address, and Year of Birth	Fund	of Time Served	During Past Five Years
Philippe J. Lespinard	President, Chief	Since March 2007	Deputy Chief Executive Officer of
FFTW, Inc.	Executive Officer		FFTW, Inc. since July 2006; Chief
200 Park Avenue			Investment Officer of BNP Asset
New York, NY 10166			Management from April 2002 to
Born 1963			June 2006 and Director of BNP
Paribas Asset Management UK Ltd.
since June 2002; Head of
Investments – Europe for Citigroup
Asset Management from March
1998 to March 2002.

Robin S. Meister	Secretary and Chief	Since May 2000	Chief Compliance Officer of FFTW,
FFTW, Inc.	Legal Officer		Inc. since 2004; Chief Legal and
200 Park Avenue			Risk Officer of FFTW, Inc. since
New York, NY			2002; Managing Director of FFTW,
Born 1958			Inc. since 2003; General Counsel of
FFTW, Inc. since September 1998.

Susan L. Silva	Assistant Treasurer	Since September 2006	Assistant Treasurer of the Fund
Vastardis Fund Services LLC			since September 2006; Vice
41 Madison Avenue, 30th Floor			President of Vastardis Fund
New York, NY 10010			Services LLC since August 2006;
Born 1967			Treasurer of The FBR Funds from
2002 through 2006 and officer of
FBR National Trust Company from
2001 through 2005.

Guy F. Talarico	Chief Compliance	Since August 2006	Chief Compliance Officer of the
Alaric Compliance Services LLC	Officer		Fund since August 2006. CEO of
41 Madison Avenue, 30th Floor			ALARIC Compliance Services, LLC
New York, NY 10010			since January 2006. Co-Chief
Born 1955			Executive Officer of EOS
Compliance Services, LLC from
June 2004 to December 2005.
Senior Director of Investors Bank &
Trust Institutional Custody Division
from February 2001 to June 2004.

William E. Vastardis	Treasurer, Chief	Treasurer and Chief	President of Vastardis Fund
Vastardis Fund Services LLC	Financial Officer and	Financial Officer since	Services LLC since 2003; President
41 Madison Avenue, 30th Floor	Anti-Money	November 1997; AMLCO	of Vastardis Compliance Services
New York, NY 10010	Laundering	since September 2002;	LLC since August 2004; Managing
Born 1955	Compliance Officer	formerly, Chief	Director for Investors Capital
	(AMLCO)	Compliance Officer from	Services, Inc. (formerly AMT Capital
		October 2004 to July	Services, Inc.) from 1992 to 2003.
2006; formerly, Secretary
from February 1998 to
May 2000

FFTW Funds, Inc.

Directors and Officers (continued)

	Position(s) Held with	Term of Office[1] and Length	Principal Occupation(s)
Name, Address, and Year of Birth	Fund	of Time Served	During Past Five Years
Michael L. Wyne	Vice President	Since December 2003	Director of Operations/Head of
FFTW, Inc.			Global Reporting/Analytics and
200 Park Avenue			Marketing at FFTW, Inc. since 1986.
New York, NY
Born 1960

  [1] Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

OFFICERS & DIRECTORS AND OTHER PERTINENT INFORMATION

OFFICERS AND DIRECTORS	Investment Adviser
Fischer Francis Trees & Watts, Inc.
Stephen P. Casper	200 Park Avenue
Director of the Fund	New York, NY 10166

John C Head III	Sub-Adviser
Director and Chairman of the	Fischer Francis Trees & Watts
Board of the Fund	2 Royal Exchange
London, EC3V 3RA
Saul H. Hymans
Director of the Fund	Administrator
Vastardis Fund Services LLC
Lawrence B. Krause	41 Madison Avenue, 30th Floor
Director of the Fund	New York, NY 10010

Andrea Redmond	Distributor
Director of the Fund	Quasar Distributors, LLC
615 East Michigan Street
Philippe J. Lespinard	Milwaukee, WI 53202
President and Chief Executive Officer of the Fund
Custodian and Fund Accounting Agent
William E. Vastardis	State Street Bank and Trust Company
Chief Financial Officer, Anti-Money	200 Clarendon St.
Laundering Compliance Officer of the Fund	Boston, MA 02116

Robin S. Meister	Transfer and Dividend Disbursing Agent
Secretary and Chief Legal Officer of the Fund	State Street Bank and Trust Company
200 Clarendon St.
Guy F. Talarico	Boston, MA 02116
Chief Compliance Officer of the Fund
Legal Counsel
Michael L. Wyne	Dechert LLP
Vice President	30 Rockefeller Plaza
New York, NY 10112-2200
Susan L. Silva
Assistant Treasurer of the Fund	Independent Auditors
Grant Thornton LLP
60 Broad Street
New York, NY 10004

Item 2. Code of Ethics.

     As of December 31, 2007, the Registrant has adopted a Code of Ethics that applies to the Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2007, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Registrant’s Code of Ethics is filed with this Form N-CSR under item 12 (a).

Item 3. Audit Committee Financial Expert.

     The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is John C Head III, who is “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

     Grant Thornton LLP served as the Fund’s independent registered public accounting firm for 2006 and 2007.

(a)	AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, Grant Thornton LLP, for the audit of the Registrant’s annual financial statements for 2007 and 2006 were $205,000 and $230,000, respectively.
(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2007 and 2006.
(c)	TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Grant Thornton LLP for the review of Form 1120-RIC, Form 8613, Form CT-3, Form CT-3M/4M, Form NYC 3L, review of excise tax distribution calculations, IRS diversification testing and preparation of estimated tax reporting factors for 2007 and 2006 were $45,207 and $48,615, respectively.
(d)	ALL OTHER FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Grant Thornton LLP for the review of Anti-Money Laundering procedures and controls for 2007 and 2006 were $25,000 and $23,800, respectively.
(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.
(2) Not applicable.
(f)	Not applicable.
(g)	There were no non-audit services fees billed by the Registrant’s accountant to the Registrant other than those described above. There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant over the past two years.
(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants

      Not applicable.

Item 6. Schedule of Investments

      Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

      Not applicable.

Items 8. Portfolio Managers of Closed-End Management Investment Companies

      Not applicable.

Items 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

      Not applicable.

Items 10. Submission of Matters to a Vote of Security Holders.

The Board of Directors has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics in Item 2 is attached hereto as an Exhibit.

(a)(2) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant, as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FFTW Funds, Inc.

By (Signature and Title)	/s/ Philippe Lespinard
Philippe Lespinard, President and Chief Executive Officer

Date	2/29/2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Philippe Lespinard
Philippe Lespinard, President and Chief Executive Officer

Date	2/29/2008

By (Signature and Title)	/s/ William E. Vastardis
William E. Vastardis, Treasurer and Chief Financial Officer

Date	2/29/2008